EXHIBIT 10.2




                                FACILITIES LEASE

                                     BETWEEN

                          CEDARS-SINAI MEDICAL CENTER,

                       A CALIFORNIA NONPROFIT CORPORATION

                                       AND

                ARBIOS TECHNOLOGIES, INC., A DELAWARE CORPORATION



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ARTICLE I        BASIC LEASE PROVISIONS....................................................................................1


ARTICLE II       DESCRIPTION OF PREMISES...................................................................................2


ARTICLE III      TERM; COMMENCEMENT DATE...................................................................................2


ARTICLE IV       RENT......................................................................................................2

           4.1.  Basic Annual Rent.........................................................................................2
           4.2.  Basic Annual Rent Increase................................................................................3
           4.3.  Additional Rent...........................................................................................4
                 4.3.1         Payment.....................................................................................4
                 4.3.2         Taxes and Capital Improvements..............................................................4
                               (a)     Definitions.........................................................................4
                               (b)     Adjustments to Rent - Operating Expenses and Real Property Taxes....................5
                               (c)     Adjustments to Rent for Capital Improvements........................................6
                               (d)     Additional Taxes and/or Improvements................................................6
                               (e)     Landlord's Statement................................................................7
                 4.3.3         Charges for Use of Specialized Research Cores...............................................8
           4.4.  Definitions...............................................................................................8
                 4.4.1         Lease Years: Calendar Years.................................................................8
                 4.4.2         Lease Rate..................................................................................8
           4.5.  Miscellaneous Rent Provisions.............................................................................8
                 4.5.1         Prorations..................................................................................8
                 4.5.2         Place and Manner of Payment.................................................................9
                 4.5.3         Conditional Payment.........................................................................9
           4.6.  Security Deposit..........................................................................................9

ARTICLE V        TAXES ON TENANT'S PROPERTY................................................................................9


ARTICLE VI       USE OF PREMISES..........................................................................................10

           6.1.  Limitation of Use........................................................................................10
           6.2.  Compliance with Governmental and Insurance Regulations...................................................11
           6.3.  Assumption of Risk of Noncompliance......................................................................11
           6.4.  Safety Training Program..................................................................................12
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           6.5.  Use of Common Services Space.............................................................................12
           6.6.  Animal Research..........................................................................................12

ARTICLE VII      CONSTRUCTION AND MAINTENANCE OF PREMISES AFTER INITIAL CONSTRUCTION......................................12

           7.1.  Maintenance of Premises..................................................................................12
           7.2.  Tenant Construction......................................................................................12
                 7.2.1         Landlord's Consent.........................................................................12
                 7.2.2         Licensed Contractors.......................................................................13
                 7.2.3         Construction Requirements..................................................................13
           7.3.  Condition of Premises....................................................................................14
           7.4.  Landlord Repairs and Maintenance After Commencement Date.................................................14

ARTICLE VIII     MECHANICS' LIENS.........................................................................................15


ARTICLE IX       COMMON AREAS AND SPECIALIZED RESEARCH CORES..............................................................15

           9.1.  Common Areas.............................................................................................15
           9.2.  Specialized Research Cores...............................................................................16

ARTICLE X        LANDLORD'S RIGHT OF ACCESS...............................................................................16


ARTICLE XI       PROPERTY DAMAGE AND PERSONAL INJURY CLAIMS...............................................................17

           11.1. Indemnification..........................................................................................17
           11.2. Assumption of Liability and Waiver of Claims.............................................................17

ARTICLE XII      INSURANCE................................................................................................18

           12.1. Tenant's Insurance Obligations...........................................................................18
                 12.1.1        Liability Insurance........................................................................18
                 12.1.2        Property Insurance.........................................................................18
                 12.1.3        Workers' Compensation Insurance............................................................18
                 12.1.4        Other Insurance............................................................................19
                 12.1.5        Policy Provisions..........................................................................19
           12.2. Landlord's Insurance Obligations.........................................................................19
           12.3. Waivers of Subrogation...................................................................................19
           12.4. Increases................................................................................................20
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ARTICLE XIII     DAMAGE OR DESTRUCTION OF BUILDING OR PREMISES............................................................20

           13.1. Repair; Termination......................................................................................20
           13.2. Abatement of Rent........................................................................................20
           13.3. Waiver...................................................................................................20

ARTICLE XIV      EMINENT DOMAIN...........................................................................................21


ARTICLE XV       ASSIGNING MORTGAGING SUBLETTING CHANGE IN OWNERSHIP......................................................21

           15.1. No Unauthorized Transfer.................................................................................21
           15.2. Procedures for Requesting Authorization..................................................................22
           15.3. Landlord's Option........................................................................................22
           15.4. Conditions to Consent....................................................................................22
                 15.4.1        Standards of Reasonableness................................................................22
                 15.4.2        Further Transfers..........................................................................23
                 15.4.3        Rent or Other Premiums.....................................................................23
                 15.4.4        Processing Costs and Fees..................................................................23
                 15.4.5        No Waiver..................................................................................23
                 15.4.6        Nature of Tenant...........................................................................23

ARTICLE XVI      SUBORDINATION; ATTORNMENT................................................................................24

           16.1. Subordination............................................................................................24
           16.2. Attornment...............................................................................................24
           16.3. Attorney-in-Fact.........................................................................................24
           16.4. Non-Disturbance..........................................................................................24

ARTICLE XVII     DEFAULT..................................................................................................25

           17.1. Default by Tenant........................................................................................25

ARTICLE XVIII    REMEDIES.................................................................................................26

           18.1. Termination of Lease and Removal of Tenant...............................................................26
           18.2. Damages..................................................................................................26
           18.3. No Effect on Indemnification.............................................................................27
           18.4. No Acceptance of Surrender...............................................................................27
           18.5. Action for Rent..........................................................................................27
           18.6. Definition of Rent.......................................................................................27
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           18.7. Reletting................................................................................................27
           18.8. Cumulative Remedies......................................................................................28
           18.9. Assignment of Subrents...................................................................................28
           18.10.Storage of Personal Property.............................................................................29
           18.11.Waiver...................................................................................................29
           18.12.Landlord's Cure of Tenant's Default......................................................................29
           18.13.Interest and Charges on Past Due Obligations.............................................................29

ARTICLE XIX      RULES AND REGULATIONS....................................................................................29


ARTICLE XX       SURRENDER OF PREMISES....................................................................................30

           20.1. Surrender................................................................................................30
           20.2. No Merger................................................................................................30

ARTICLE XXI      HOLDING OVER.............................................................................................30


ARTICLE XXII     NOTICES..................................................................................................31


ARTICLE XXIII    QUIET ENJOYMENT..........................................................................................32


ARTICLE XXIV     ESTOPPEL CERTIFICATE.....................................................................................32


ARTICLE XXV      LIABILITY OF LANDLORD....................................................................................32


ARTICLE XXVI     LANDLORD'S INABILITY TO PERFORM..........................................................................33


ARTICLE XXVII    ATTORNEYS' FEES..........................................................................................33


ARTICLE XXVIII   SERVICES.................................................................................................33

           28.1. Provision of Services....................................................................................33
           28.2. Interruption of Services.................................................................................33
           28.3. Compliance with Service Related Regulations..............................................................34
           28.4. Additional Building Service Demands......................................................................34
           28.5. Modification of Services.................................................................................34
           28.6. Special Services.........................................................................................35

ARTICLE XXIX     GENERAL PROVISIONS.......................................................................................35

           29.1. Headings.................................................................................................35
           29.2. Plurals and Genders......................................................................................35
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           29.3. "Persons" Defined........................................................................................35
           29.4. Covenants and Agreements: Time of the Essence............................................................35
           29.5. Successors and Assigns...................................................................................35
           29.6. Interpretation...........................................................................................35
           29.7. Waiver and Default.......................................................................................35
           29.8. Entire Agreement; Amendments.............................................................................36
           29.9. Landlord's Consent or Approval...........................................................................36
           29.10.Counterparts.............................................................................................36
           29.11.Applicable Law and Venue.................................................................................36
           29.12.Incorporation of Exhibits................................................................................37
           29.13.Reserved Area............................................................................................37
           29.14.Brokers..................................................................................................37
           29.15.No Option................................................................................................37
           29.16.Authority................................................................................................37
           29.17.Recordation of Lease.....................................................................................37
           29.18.Multiple Parties.........................................................................................38
           29.19.No Violation of Other Agreements.........................................................................38
           29.20.Adjacent Land............................................................................................38
           29.21.Building Directory.......................................................................................38
           29.22.Parking..................................................................................................38
           29.23.Subdivision; Mutual Cooperation..........................................................................39
           29.24.Name of Building.........................................................................................39
           29.25.Rental Abatement.........................................................................................39
           29.26.Guarantees...............................................................................................39
           29.27.Severability.............................................................................................39
           29.28.Waiver of Rights of Redemption...........................................................................39
           29.29.Light and Air............................................................................................39
           29.30.No Joint Venture.........................................................................................39

ARTICLE XXX      HAZARDOUS MATERIALS......................................................................................40

           30.1. Compliance Costs.........................................................................................40
           30.2. Definition...............................................................................................40
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EXHIBITS

Exhibit A            Building Site Plan
Exhibit B            Floor Plan
Exhibit C            Monthly Rent Calculation
Exhibit D            Permitted Uses
Exhibit E            Rules and Regulations
Exhibit F            Trade Fixtures
Exhibit G            Special Services


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                                FACILITIES LEASE

      THIS FACILITIES LEASE ("Lease") is made and entered into as of June 30, 2001, by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit corporation ("Landlord"), and ARBIOS TECHNOLOGIES, INC. ("Tenant"), with reference to the following facts and circumstances:

      A. Landlord is the owner of a building ("Building") located at 110 George Burns Road, Los Angeles, California. The land upon which the Building is located is hereinafter referred to as the "Property." A site plan depicting the Building, related improvements and the Property (collectively, the "Project") is attached hereto as EXHIBIT A.

      B. Landlord desires to lease certain space within the Building to Tenant and Tenant wishes to lease such space within the Building from Landlord, in accordance with the terms and conditions stated herein.

      C. Tenant is leasing certain space within the Building for the purpose of conducting Biomedical Activities.

      NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

                                   ARTICLE I

                             BASIC LEASE PROVISIONS

      Wherever referred to in this Lease, and subject to modification or revision by particular terms and conditions of this Lease and Addenda thereto, these certain basic lease provisions are defined as follows:

      1.1 Tenant: ARBIOS TECHNOLOGIES, INC.

      1.2 Building: 110 George Burns Road.

      1.3 Premises Area: 1,008 total rentable square feet, consisting of:

            1.3.1 Suite *  ("Premises"),  consisting of ** rentable square feet;
                  and * 4094-G, 4089, 4087 **794 sq.ft.

            1.3.2 Tenant's share of the gross square feet contained in the Common Services Space and the Common Areas of the Building, which shall be an additional twenty-seven percent (27%) of the total rentable square feet of the "Premises" described in Section 1.3.1 above.

      1.4 Commencement Date:            July 1, 2001

      1.5 Termination Date:             June 30, 2004

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      1.6 Permitted Uses: Biomedical Activities, as set forth in Section 6.1 and more particularly described in EXHIBIT D.

      1.7 Basic Annual Rent: $42,336.00, payable in twelve (12) equal monthly installments of $3,528.00 , beginning on the Commencement Date and continuing on the first day of each subsequent calendar month.

      1.8 Basic Annual Rent Increase: Effective on each and every anniversary of the Commencement Date, pursuant to Section 4.2.

      1.9 Additional Rent: As set forth in Section 4.3.

      1.10 Security Deposit: $7,056.00 .

      1.11 Parking Allotment: See Section 29.22 hereof

                                   ARTICLE II

                             DESCRIPTION OF PREMISES

      Subject to the terms and conditions stated herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord certain premises consisting of the space ("Premises") designated as Suite * . The "Premises Area" for such Premises shall mean and consist of 1,008 rentable square feet, consisting of:
(a) the total  rentable  square feet within the  Premises  described  in Section
1.3.1 hereof, plus (b) Tenant's share of the space described in, and as determined pursuant to, Section 1.3.2 hereof A floor plan for the Premises is attached hereto as EXHIBIT B. Tenant acknowledges that it has investigated the Premises prior to the execution hereof and agrees that the rentable square footage of Premises Area for purposes of this Lease is not less than that set forth above and that Tenant shall be irrevocably bound by the designation of rentable square footage of the Premises Area set forth above. For purposes of this Agreement, the "Common Services Space" shall mean those portions of the floor on which the Premises is located which are marked as such on EXHIBIT B attached hereto.

*4094-G, 4087, 4089

                                  ARTICLE III

                             TERM; COMMENCEMENT DATE

      The term of this Lease shall commence on July 1, 2001 ("Commencement Date"). The term of this Lease ("Term") shall be three (3) years commencing with the Commencement Date, unless sooner terminated pursuant to the provisions hereof.

                                   ARTICLE IV

                                      RENT

      4.1 Basic Annual Rent. Tenant shall pay to Landlord during the Term hereof basic annual rent in twelve equal monthly installments, each monthly installment equal to the product of (a) the total rentable square footage of the Premises Area, multiplied by (b) Three Dollars And Fifty Cents Only ($3.50) per square foot per month, as adjusted from time to time pursuant to



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Section 4.2 hereof. The basic annual rent as adjusted from time to time pursuant to Section 4.2 hereof is referred to hereinafter as the "Basic Annual Rent". Concurrently with the execution of this Lease, Tenant shall pay to Landlord the first monthly installment of Basic Annual Rent. Thereafter, each monthly installment of Basic Annual Rent, as adjusted from time to time pursuant to
Section 4.2 hereof, shall be due and payable by Tenant to Landlord on the first day of each calendar month during the Term of the Lease.

      4.2 Basic Annual Rent Increase.

            4.2.1 On each anniversary ("Adjustment Date") of the Commencement Date, commencing with the first anniversary of the Commencement Date, the Basic Annual Rent shall be increased by multiplying such Basic Annual Rent, by a fraction, the numerator of which shall be the CPI (as hereinafter defined) for the calendar month in which the Adjustment Date falls, and the denominator of which shall be (a) the CPI for the calendar month of the Commencement Date in the case of the first adjustment on the first anniversary of the Commencement Date, and (b) in the case of all other adjustments, the CPI for the calendar month one year prior to the Adjustment Date for which the rental adjustment is then being calculated. (Such fraction shall never be less than one.) The sum so calculated or set shall constitute the new Basic Annual Rent hereunder, but, in no event, shall such new Basic Annual Rent be less than the Basic Annual Rent payable for the annual period immediately receding the Adjustment Date. For purposes hereof, "CPI" shall mean the United States Department of Labor Revised Consumer Price Index, Not Seasonally Adjusted, Los Angeles-Riverside-Orange County, CA metropolitan area for Medical Care (Base Period 1982/84 = 100) established monthly by the Bureau of Labor Statistics.

            4.2.2 In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculations. In the event that Landlord and Tenant cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of such association and the decision of the arbitrators shall be binding upon the parties.

            4.2.3 Tenant shall continue to pay the Basic Annual Rent at the rate previously in effect until the increase, if any, is determined. Within five (5) days following the date on which an increase is determined, Tenant shall make such payment to Landlord as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due, plus accrued interest at the rate of ten percent (10%) per annum from the applicable Adjustment Date. Thereafter, the Basic Annual Rent shall be paid at the increased rate.

            4.2.4 At such time as the amount of any change in Basic Annual Rent required by this Lease is known or determined, Landlord and Tenant shall execute a statement setting forth such change, but the enforceability of both this Lease and the increase in Basic Annual Rent shall not be affected should either party fail or refuse to execute such statement.


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      4.3 Additional Rent.

            4.3.1 Payment. In addition to the Basic Annual Rent, Tenant shall pay such additional rent and all other amounts or charges as may be required in this Lease. The Basic Annual Rent and said additional rent and other payments are sometimes collectively referred to herein as the "rent" The rent shall be payable to Landlord, without demand, deduction or offset of any kind in lawful money of the United States of America at the address for Landlord set forth in this Lease or to such other person or at such other place as Landlord may from time to time designate in writing. If Tenant shall pay any rent with a check which is not a cashier's check, the check shall be drawn against an account maintained in a bank or other financial institution which has a branch office located in Los Angeles, California.

            4.3.2 Taxes and Capital Improvements.

            (a) Definitions. For purposes of this Section 4.3.2 and this Lease:

                  (i) "Operating Expenses" shall mean the total of all actual costs, expenses, and disbursements for or in connection with the operation, management, maintenance, protection, remediation, servicing or repair of the Project (or any portion thereof). Operating Expenses shall include: (1) the cost of providing, managing, operating, maintaining and repairing air-conditioning, electricity, steam, heating, mechanical, ventilation, escalator and elevator systems and all other utilities generally supplied to all Tenants and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (2) the cost of repairs, general maintenance, cleaning, trash removal, telephone service, security service and janitorial service, light bulb and tube replacement and supplies; (3) the cost of fire, extended coverage, boiler, sprinkler, apparatus, public liability, property damage, rent, earthquake and other insurance; (4) wages, salaries and other labor costs including taxes, insurance, retirement, medical and other employee benefits; (5) fees, charges and other costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Landlord or charged by Landlord if Landlord performs such services in connection with the Project; (6) the fair market rental value of any offices in the Building (or in other buildings on the Landlord's campus) used for management of the Project;
(7) the cost of business licenses and similar taxes; (8) fees imposed by any federal, state or local government for fire and police protection, trash removal or other similar service; (9) any charges which are payable by Landlord pursuant to any type of service agreement or a functional equivalent with the City of Los Angeles or for other services supplied to the Project by the City of Los Angeles under any type of a special assessment district, and not included as Real Property Taxes; and (10) any other expenses of any kind whatsoever incurred for managing, operating, protecting, remediating, maintaining and repairing the Project. Operating Expenses shall be adjusted to reflect ninety-five percent (95%) occupancy of the Project during any period in which the Project is not fully occupied. Operating Expenses which are incurred for the benefit of the Project and other properties owned by Landlord shall be reasonably allocated by Landlord between the Project and such other properties.

                  (ii) "Real Property Taxes" shall mean all taxes, assessments (special or otherwise) and charges levied upon or with respect to the Project (or any portion thereof) and ad valorem taxes on personal property owned or used by Landlord in connection


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therewith, but excluding taxes on personal property owned or used by Landlord to the extent that such personal property is used by Landlord in its capacity as an occupant of the Building. Real Property Taxes shall include, without limitation, any tax, fee or excise on the act of entering into this Lease, on the occupancy of Tenant, or the rent hereunder which are now or hereafter levied, assessed or imposed against Landlord by the United States of America, the State of California or any political subdivision, public corporation, district or other political subdivision, or public entity, and shall also include any other tax, assessment, fee or excise, however described (whether general or special, ordinary or extraordinary, foreseen or unforeseen), which may be levied, assessed or imposed in lieu of, as a substitute, in whole or in part, for or as an addition to, any other Real Property Taxes. Landlord shall pay any such special assessments in installments when allowed by law, in which case Real Property Taxes shall include any interest charged thereon, or, if Landlord chooses to pay such Real Property Taxes in a lump sum payment, Landlord shall allocate such Real Property Taxes (together with a factor for interest thereon at the rate such interest would have accrued had Landlord elected to pay such special assessments on an installment basis) to Tenant as if Landlord had paid such Real Property Taxes on an installment basis. Real Property Taxes shall not include income, franchise, transfer, gift, inheritance, estate or capital stock taxes, unless, due to a change in the method of taxation, any of such taxes are levied, assessed or imposed against Landlord in lieu of, as a substitute, in whole or in part, for any, other tax which would otherwise constitute a Real Property Tax, but then only to the extent thereof. Real Property Taxes shall also include legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Property Taxes.

                  (iii) "Cost Saving Capital Improvement(s)" shall mean any equipment, device or other improvement incorporated into the Building or other portion of the Project, which capital improvement achieves economies in Operating Expenses, taking into account all applicable costs, in the operation, maintenance and repair of the Building or such relevant portion of the Project.
-

                  (iv) "Government Mandated Capital Improvement(s)" shall mean any equipment, device or other improvement acquired and installed in the Building or other portion of the Project, to comply with any governmental requirement with respect to the Building or any portion of the Project, including without limitation, fire, health, safety or construction requirements, if the cost thereof should be capitalized in accordance with generally accepted accounting principles. Government Mandated Capital Improvement(s) and Cost Saving Capital Improvement(s) are sometimes herein referred to as "Capital Improvement(s)."

                  (v) "Capital Improvement Amortization" shall mean the amount determined by multiplying the actual cost, including financing costs if any, of each Capital Improvement acquired, installed or placed in service by Landlord by the constant annual percentage required to fully amortize such cost over the useful life of the Capital Improvement (as reasonably estimated by Landlord at the time of acquisition, installation, or placement in service). The Capital
Improvement Amortization shall be allocated and charged to Tenant as an amount per square foot of rentable area consistently applied.

            (b) Adjustments to Rent - Operating Expenses and Real Property Taxes. Operating Expenses shall be charged monthly to Tenant as additional rent as follows: (i) at an amount ("Premises Operating Expenses") equal to (A) total rentable square footage of the


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Premises Area,  multiplied by (B) two dollars ($2.00) ("Base Operating Expense")
per square foot per month (described in EXHIBIT C hereto), as adjusted from time to time as follows: on each anniversary ("Adjustment Date") of the Commencement Date, the Base Operating Expense shall be increased by multiplying such Base Operating Expense, by a fraction, the numerator of which shall be the CPI (as defined in Section 4.2.1 hereof) for the calendar month in which the Adjustment Date falls, and the denominator of which shall be (a) the CPI for the calendar month of the Commencement Date in the case of the first adjustment on the first anniversary of the Commencement Date, and (b) in the case of all other adjustments, the CPI for the calendar month one year prior to the Adjustment Date for which the rental adjustment is then being calculated (such fraction shall never be less than one); the adjusted amount so calculated or set shall constitute the new Base Operating Expense hereunder, but, in no event, shall such new Base Operating Expense be less than the Base Operating Expense payable for the annual period immediately preceding the Adjustment Date. In any calendar year, the sum of the Premises Operating Expenses, Tenant's Pro Rata Share (as defined below) of all costs and other expenses described in Article XXX for the Project, and Tenant's share of Real Property Taxes and other property taxes as determined in accordance with Section 4.2.3(d) hereof and the other provisions of this Lease, shall equal the combined expenses for all twelve months of such calendar year ("Combined Expenses"). In each calendar year during the Term of this Lease (including the partial year commencing on the Commencement Date of this Lease), the rent payable by Tenant for such calendar year shall be increased over the Basic Annual Rent, as adjusted in accordance with Section 4.2, by the amount of the. Combined Expenses for such calendar year. In addition to the foregoing, any costs or expenses for services or utilities in excess of those required by this Lease to be supplied by Landlord and which are attributable directly to Tenant's use or occupancy of the Premises shall be paid in full by Tenant as additional rent when such costs are incurred, or, if Landlord makes such payments, within fifteen (15) days after being billed therefor by Landlord. As used in this Lease, the terms "square feet," "square foot" and "square footage" shall be based on rentable square feet as determined using the Building Owners and Managers Association's Standard Method For
Measuring  Floor  Area  In  Office  Buildings   (ANSI/BOMA   265.1-1996)  ("BOMA
Standards"), unless otherwise specifically provided herein. For purposes hereof, "Tenant's Pro Rata Share" shall mean a fraction, the numerator of which is the rentable square feet of the Premises Area and the denominator of which is the rentable square feet of space within the Building.

            (c) Adjustments to Rent for Capital Improvements. In any Lease Year, or portion thereof, during the Term of this Lease which is included in the useful life of a Capital Improvement, the rent payable by Tenant for such year, or portion thereof, shall be increased over the Basic Annual Rent, as adjusted in accordance with Section 4.2 and Section 4.3.2(b), by the amount of the Capital Improvement Amortization per square foot of rentable area of the Building, multiplied by the Premises Area.

            (d) Additional Taxes and/or Improvements. Notwithstanding anything contained in this Lease to the contrary, any Real Property Taxes, other property taxes, and/or Government Mandated Capital Improvements which are attributable to Tenant's use or occupancy of the Premises shall be paid in full by Tenant as additional rent. The parties hereto acknowledge that the portion of the Building occupied or used by Landlord has been determined to be tax exempt and that the portion of the Building occupied by Tenant and other tenants or occupants may be found to be subject to Real Property Taxes and other property taxes because

Tenant and other tenants and occupants do not constitute tax-exempt organizations under Section 503(c) of the Internal Revenue Code, as amended, or because the premises area used by such tenants and occupants are found not to be used for tax exempt purposes or for other reasons. Consequently, the parties hereto agree that Real Property Taxes assessed against the Project (or any portion thereof) or Building (or any portion thereof) shall be attributed entirely to the premises area occupied or used by such taxable organizations and by organizations using their premises area for purposes which are not tax exempt. Landlord shall have the right to allocate such Real Property Taxes among Tenant and the other tenants and occupants in a reasonably equitable manner. For these purposes, allocating such Real Property Taxes in the following manner shall be deemed reasonably equitable: multiply the Real Property Taxes by a fraction, the numerator of which is the Premises Area of the Tenant, and the denominator of which is the rentable square feet of premises area used or occupied by tenants and other occupants for purposes which are not tax exempt or which are not tax exempt for any other reason.

            (e) Landlord's Statement. Prior to the commencement of each calendar year (including the partial year commencing on the Commencement Date of this Lease), or as soon thereafter as possible, Landlord shall furnish to Tenant a statement ("Landlord's Statement") of Landlord's estimate of the Real Property Taxes and Capital Improvement Amortization expected to be incurred during the calendar year, based on the amount of such Real Property Taxes and Capital Improvement Amortization in the prior calendar year (if any), adjusted for known changes which have or will occur in the Project, the rates charged by suppliers, or other circumstances affecting the amount of such Real Property Taxes or Capital Improvement Amortization during the calendar year in question, and showing the amount, if any, payable by Tenant as additional rent for such calendar year, or portion thereof, pursuant to Sections 4.3.2(b), 4.3.2(c), 4.3.2(d) and any other applicable provisions of this Lease, on the basis of such estimate. Commencing as of January 1st of each calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of the amount of the additional rent estimated for Real Property Taxes and Capital Improvement Amortization, along with the monthly charge for Premises Operating Expenses, on each monthly rent payment date until further adjustment pursuant to this Section 4.3.2. If the Term of the Lease with respect to any space commences or terminates at any time other than the first day of the calendar year, then during such partial calendar year, Tenant shall pay to Landlord, on each of the monthly payment dates during said partial calendar year, the amount of said estimated additional rent with respect to such space, attributable solely to such partial calendar year divided by the number of months in said partial calendar year. If Landlord's Statement is furnished after January 1st of a calendar year, Tenant shall pay the entire portion of the estimated additional rent attributable to portions of the calendar year prior to Tenant's receipt of Landlord's Statement on the later of fifteen (15) days, or the first monthly rent payment date, after Tenant's receipt of Landlord's Statement. Landlord shall have the right, in Landlord's discretion, to revise Landlord's estimates during the calendar year to reflect the then current Real Property Taxes and Capital Improvement Amortization, and Landlord shall issue a revised Landlord's Statement. Tenant's monthly rent payments shall be further adjusted in accordance with the revised Landlord's Statement commencing on the first monthly rent payment date following Tenant's receipt from Landlord of the revised Landlord's Statement. With reasonable promptness after the expiration of each calendar year, but in any event within one hundred twenty (120) days after the expiration of such calendar year, Landlord shall furnish to Tenant a year-end statement showing: (i) the actual Real Property Taxes and Capital Improvement Amortization during the previous calendar year, which such amounts in each such category and the proper allocation thereof to the Project shall be certified by Landlord and the allocation thereof to Tenant shall be certified by Landlord to be proper and in accordance with this Lease; (ii) the difference, if any, between Landlord's Statement and the actual amounts; and (iii) the aggregate amount of any charge or credit to Tenant necessary to adjust rent previously paid by Tenant to the actual Real Property Taxes and Capital Improvement Amortization. Promptly after the receipt of said statement by Tenant, Tenant shall, in case of any underpayment, pay Landlord in accordance with Section 4.3.1, or in case of an overpayment, Tenant shall receive a credit against rents subsequently payable to Landlord.

            4.3.3 Charges for Use of Specialized Research Cores. In addition to Basic Annual Rent, Tenant shall be charged for any use by Tenant of Specialized Research Cores (as defined in Section 9.2 hereof) or any services rendered from such Specialized Research Cores (or both) at rates established by Landlord, in its sole discretion, from time to time. Tenant understands that the rates charged for such use or services (or both) are subject to change from time to time. Services rendered by or through Landlord from the Specialized Research Cores are more specifically described in Section 28.6 hereof.

      4.4 Definitions. As used in this Lease, the following terms shall have the following meanings:

            4.4.1 Lease  Years:  Calendar  Years.  "Lease  Years" shall mean the consecutive twelve (12) month periods commencing with the Commencement Date or, if the Commencement Date falls other than on the first day of a calendar month, then commencing the first day of the first calendar month following the Commencement Date. The fraction of the month (if any) following the Commencement Date and prior to the commencement of the first Lease Year shall be deemed to be part of the first Lease Year. If Landlord employs fiscal years not constituting calendar years, the term "calendar years" shall be deemed, at Landlord's election, to mean the consecutive twelve (12) month periods comprising Landlord's fiscal years.

            4.4.2 Lease Rate. "Lease Rate" shall mean an annual interest rate which is the lesser of: (a) the maximum rate permitted by law, if applicable; or
(b) the rate of interest from time to time announced by Union Bank at its corporate headquarters in Los Angeles, California, as its prime rate of interest, plus two (2) percentage points, or, should Union Bank cease or fail to announce a prime rate, then the rate announced from time to time by Bank of America NT & SA at its corporate headquarters in San Francisco, California, as its reference rate, plus two (2) percentage points. Should both Union Bank and Bank of America NT & SA cease or fail to announce such rates, the rate shall be agreed upon by the parties or, if they cannot agree, the rate shall be determined by arbitration pursuant to the American Arbitration Association in accordance with the then rules of such association and the decision of the arbitrator shall be binding upon the parties.

      4.5 Miscellaneous Rent Provisions.

            4.5.1 Prorations. If the Term of this Lease commences, or the date of expiration of this Lease occurs, other than on the first day or last day of a calendar month, the Basic Annual Rent for such month shall be prorated on the basis of a thirty (30) day month.

            4.5.2 Place and Manner of Payment. Basic Annual Rent shall be payable in advance in twelve (12) equal monthly installments, with the first such monthly payment of Basic Annual Rent due on the Commencement Date (prorated if such date occurs on other than the first day of the month), and all other monthly payments to be due on the first day of each calendar month during the Term hereof. All such payments are to be forwarded by Tenant to the office of the Building, or to such other person or at such other place as directed from time to time by written notice from Landlord, in lawful money of the United States of America, without demand, deduction, offset or abatement, except as may otherwise be specifically provided in this Lease.

            4.5.3 Conditional Payment. No payment by Tenant or receipt by Landlord of a lesser amount than the total of all sums due hereunder shall be deemed other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check, or any letter accompanying any check or payment as rent, be deemed an accord or satisfaction, and Landlord may accept such cash and/or negotiate such check or payment without prejudice to Landlord's right to recover the balance of such rent, or Landlord may pursue any of its other remedies provided in this Lease or otherwise, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance, cashing or negotiation is without prejudice to Landlord's rights.

      4.6 Security Deposit. Concurrently with the execution and delivery of this Lease, Tenant has deposited with Landlord Seven Thousand and Fifty Six Dollars Dollars ($7,056.00) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent set forth in this Lease, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of such rent, fees or any other sum in default, or for the payment of any other amount which Landlord may reasonably spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may reasonably suffer by reason of Tenant's breach of the terms of this Lease, or to pay Landlord for any amount due under any indemnification provision contained in this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall within five (5) days of receipt of notice thereof from Landlord, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.

                                   ARTICLE V

                           TAXES ON TENANT'S PROPERTY

      With respect to all of Tenant's trade fixtures, equipment and personal property (collectively, "Tenant's Property") located within the Premises: (i) Tenant shall pay prior to delinquency all taxes assessed against or levied thereon; and (ii) when reasonably possible, Tenant shall cause such property to be assessed and billed separately from the property of Landlord; but if Tenant's Property shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after receipt by Tenant of a statement in writing setting forth the amount of such taxes applicable to Tenant's Property, which statement shall include the basis on which such share of taxes was allocated to Tenant.

Tenant shall have the right to contest, in good faith and by appropriate and timely legal proceedings, the legality, assessed valuation or amount of any tax or assessment which Tenant is required to pay pursuant to the Lease. Landlord shall reasonably cooperate with the Tenant in the prosecution of such contest, provided that all expenses incurred by Landlord for or in connection with such cooperation (including, without limitation, all attorney's fees, appeals board, court and other costs) are paid solely by Tenant. If Landlord is required to pay the taxing authority any tax or assessment which Tenant desires to contest, Tenant shall, pending resolution of the contest by the taxing authority and as a condition of its right to contest the tax assessment, pay the tax or assessment under protest, but otherwise as provided in the Lease.

                                   ARTICLE VI

                                 USE OF PREMISES

      6.1 Limitation of Use. Tenant shall use and occupy the premises only for activities ("Biomedical Activities") arising from, or relating to, biomedical or biochemical processes and methods, including research, development and production of biomedical reagents, agents, devices, cell lines, and other biomedical or biochemical products or devices ("Permitted Uses"), as more particularly described in EXHIBIT D attached hereto. Tenant shall not use or occupy the Premises or permit the same to be used or occupied for patient care activities or for any other purposes without the prior written approval of Landlord, which approval shall be in Landlord's sole and absolute discretion. Tenant shall control access to the Premises, and to any Specialized Research Core used by Tenant, by issuing identification badges and access cards to each of Tenant's employees, who shall be required to carry such identification badges and access cards at all times that they are present in the Premises or any other part of the Building. Tenant shall not do or permit anything to be done which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, or unlawful or reasonably objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, or about the Premises, nor shall Tenant cause or permit any hazardous or toxic waste, substance or material to be brought to the Premises or used, handled, stored or disposed of in or about the Premises, except as otherwise permitted by law and typically used in the conduct of the Biomedical Activities which are conducted from the Premises in accordance with this Lease and then only in accordance with the provisions of any rules and regulations established by Landlord from time to time concerning such use. Tenant shall provide the Director of Radiation Safety of Landlord (or such other person as Landlord shall direct from time to time) with a list of all Hazardous Materials (as defined in Article XXX hereof) which it is using or which it intends or expects to use in the Premises, an explanation of the purpose for each listed item, and the means and methods for each listed item's disposal in compliance with all applicable laws. Tenant shall promptly revise and supply Landlord with a new list of Hazardous Materials whenever the existing list on file is no longer complete and accurate in all respects. Tenant shall not conduct business or other activity in, on or about the Premises of such a nature as to place an unreasonable and excessive burden upon the public and Common Areas of the Project. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. In connection with all of the foregoing, Tenant, at its sole cost and expense and subject to compliance with all applicable provisions of this Lease, shall install and maintain: (i) such improvements and equipment as shall be reasonably necessary to prevent the use or operation of equipment located in the Premises or the conduct of Tenant's practice in the Premises from affecting others in the Building or their equipment; and (ii) such additional floor load support as shall be reasonably necessary to accommodate equipment to be located in the Premises. Nothing contained in this Lease shall limit Landlord's right to use, or to lease other portions of, the Project for any purpose or use that Landlord deems appropriate, and nothing contained herein shall be deemed to grant to Tenant any right to prevent Landlord, or to require Landlord to preclude others in the Project, from using space anywhere in the Project for the same or similar uses or purposes for which Tenant uses the Premises.

      6.2 Compliance with Governmental and Insurance Regulations. Tenant shall not use or occupy the Premises in violation of the Certificate of Occupancy of the Building or the Premises or of any law, ordinance or regulation or other directive of any governmental authority having or exercising jurisdiction over the Building or Project, whether now in effect or becoming effective subsequent to the date hereof (collectively, "Applicable Laws"). Tenant may, in good faith, contest the validity or application of any law, statute, ordinance, governmental rule or regulation, provided Landlord is not thereby subject to any liability and provided Landlord shall not anticipate suffering adverse consequences or monetary or other damage as a result of such contest or as a result of the outcome of such contest. Upon five (5) days' written notice from Landlord, Tenant shall discontinue any use of the Premises which is declared by any governmental authority having or exercising jurisdiction to be a violation of the Certificate of Occupancy of the Building or the Premises or any Applicable Laws. Tenant shall not do or permit to be done anything which will invalidate or cause termination of or increase the cost of any fire and extended coverage or other insurance policy covering the Building, the Project or the Property. Within five (5) days of its receipt of written notice, Tenant shall reimburse Landlord for any additional premium charges for such policy or policies caused by reason of Tenant's failure to comply with the provisions of this Section. Tenant shall keep the Premises, and every part thereof, in a clean, sanitary and wholesome condition, free from any objectionable noises, odors or nuisances, public or private, and Tenant shall comply, at its own expense, with all health and policy regulations. Tenant shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Premises, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises.

      6.3 Assumption of Risk of Noncompliance. Tenant hereby warrants that, as of the execution of this Lease, it has investigated whether its proposed use of the Premises and its proposed manner of operation will comply with all Applicable Laws, and Tenant assumes the risk that its proposed use of the Premises and its proposed manner of operation are and will continue to be in compliance with all Applicable Laws, including, without limitation, all zoning laws regulating the use and enjoyment of the Premises. Tenant agrees that under no circumstances will Tenant be released, in whole or in part, from any of its obligations under this Lease as a result of any governmental authority disallowing or limiting Tenant's proposed use of the Premises or its manner of operation. Additionally, subject to Article VII below, Tenant shall install, at its own expense, any improvements, changes or alterations in the Premises authorized in writing by Landlord which are required by any governmental authority as a result of Tenant's specific use of the Premises or its manner of operation thereunder. If Landlord performs such alterations because of Tenant's failure to perform the same, Tenant shall promptly reimburse Landlord for the actual costs of such alterations.

      6.4 Safety Training Program. Prior to participating in any of the Biomedical Activities permitted under this Lease, each of Tenant's employees shall be required to participate in an orientation and safety training program established by Landlord, which program shall address environmental safety issues, including, but not limited to, the proper handling of radioactive, chemical and other Hazardous Materials.

      6.5 Use of Common Services Space. Tenant shall have the right to use the Common Services Space in connection with and ancillary to its use of the Premises, in common with other tenants and occupants of the Building, subject to such rules and regulations as Landlord may impose from time to time. The Common Services Space as of the date of this Lease is graphically depicted on EXHIBIT B hereto.

      6.6 Animal Research. If Tenant uses animals for or in connection with research on or about the Premises or the Building, such animals must be acquired or obtained solely through Landlord. Tenant acknowledges that a breach of this
Section 6.6 could result in irreparable harm to Landlord and will cause Landlord to incur substantially damages. Therefore, notwithstanding anything contained in this Lease to the contrary, any breach of this Section 6.6 shall be deemed to be an incurable breach which shall automatically entitle the Landlord, in addition to all other remedies to which Landlord is or may be entitled under this Lease, or at law, or in equity, to terminate this Lease.

                                  ARTICLE VII

                    CONSTRUCTION AND MAINTENANCE OF PREMISES
                           AFTER INITIAL CONSTRUCTION

      7.1 Maintenance of Premises. Following the Commencement Date and except as otherwise provided in Section 7.4 below, Tenant shall, at its own cost and expense, keep and maintain, in good, sanitary, and tenantable condition and repair, the Premises and every part thereof, including, without limitation, the floor covering, all interior walls, ceilings, doors, decorations (e.g., carpeting, painting, wall covering and refinishing), fixtures and equipment therein. Landlord may -make any reasonable repairs which are not made by Tenant with reasonable diligence after notice from Landlord and charge Tenant for the actual cost thereof. Tenant shall take precautions to prevent, shall prevent, and shall promptly eradicate from the Premises or any other portion of the Building or Project any infestations which arise from Tenant's use of the Premises, including, without limitation, rodents and insects.

      7.2 Tenant Construction.

            7.2.1 Landlord's Consent. Tenant shall not make any alterations, additions, modifications or improvements (collectively, "Alterations") to the Premises, the Building or any part thereof without Landlord's advance written consent, nor, in any event, Alterations which interfere with or disrupt other tenants or occupants in the Building or with Landlord's work, if any, then being carried out therein. Landlord shall nor unreasonably withhold its consent to any alterations, additions or improvements to the Premises or any part thereof which do not involve structural changes to the Building, do not affect the external appearance of the Building, and do not affect or involve modifications to Building systems such as HVAC, electrical systems, floor load capacities, plumbing and other utility systems. Landlord will grant its approval or disapproval of any proposed alteration, addition or improvements within thirty
(30) business days after receipt from Tenant of the necessary plans and specifications and other information reasonably necessary to make a decision with respect thereto or reasonably relevant to such Landlord's decision, and failure by Landlord to disapprove such proposed alteration, addition or improvement within such thirty (30) business days shall be deemed approval thereof. To the extent permitted or consented to hereunder, any construction undertaken by Tenant in or to the Premises or the Building shall comply with all the terms and provisions of Sections 7.2.2 and 7.2.3 below.

            7.2.2 Licensed Contractors. Tenant shall utilize only bondable licensed contractors for any proposed Alterations. Tenant shall prepare, obtain and promptly provide Landlord with copies of bid solicitations and bids received for all such work.

            7.2.3 Construction Requirements. Subject to the other provisions hereof, any Alterations installed by Tenant, its contractor or agents at any time subsequent to the Commencement Date, and including, without limitation, any construction performed by Tenant, shall be done only in compliance with the following:

                  (a) No such work shall proceed without Landlord's prior written approval of: (i) Tenant's contractor and Tenant's architect or space planner; (ii) certificates of insurance; (iii) detailed plans and specifications for such work; (iv) performance and labor and materials payment bonds; and (v) all governmental permits.

                  (b) Any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not satisfactory to Landlord, shall be promptly replaced at Tenant's expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility therefor.

                  (c) All work by Tenant or its contractors shall be scheduled through Landlord.

                  (d) Tenant shall promptly reimburse Landlord for any extra expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of inadequate cleanup.

                  (e) Tenant or any contractor of Tenant shall not use non-union labor if such use would result in any unreasonable or unusual interference with or disturbance of the operations of Landlord or Landlord's labor relationships. Neither Tenant nor any contractor of Tenant shall use non-union labor if such use would constitute a violation of any applicable master or other labor agreement which is or becomes binding or applicable to Landlord now or in the future. Tenant shall assume the risk of any strikes or labor disturbances arising out of the use of non-union labor, and any delays arising out of such strikes or disturbances shall not excuse or postpone the time for any performance or obligation of Tenant under this Lease or related agreements, notwithstanding the applicability of any force majeure clause or other provision contained in this Lease or related agreements.

                  (f) If required for Building safety in Landlord's discretionary judgment, all x-ray, laser, other medical equipment, data processing, photocopying, copying, and other special electrical equipment shall have a separate duplex outlet and shall be installed only under the supervision of Landlord or its electrical contractor. Tenant shall pay any additional costs on account of any increased support to the floor load necessary therefor or for any other equipment or improvements which Landlord reasonably deems necessary for the proper and safe installation of any such equipment.

                  (g) Before the commencement of any construction by Tenant in, on or around the Premises or the Building, Tenant or its contractors shall give advance written notice thereof to Landlord or its agent sufficient for Landlord's preparation, posting and recordation of an appropriate notice of non-responsibility as provided in California Civil Code ss. 3094 or any related, successor or similar provision of law. Within ten (10) days after completion of any work in, to or about the Premises or the Building, Tenant or its contractor shall file for record in the Office of the Los Angeles County Recorder a notice of completion as permitted by law.

                  (h) Tenant acknowledges that Landlord's approval of Tenant's plans and specifications for any work to be performed in or to the Premises (including, without limitation, any mechanical, electrical, architectural or structural Alterations) shall not constitute a representation or warranty by Landlord as to the adequacy of such plans and specifications respecting Tenant's intended use of the Premises (including, without limitation, electrical energy conservation) or as to the compliance of such plans and specifications (or the work performed pursuant thereto) with the laws, regulations and ordinances of any governmental authority or agency having or exercising jurisdiction over such work. Landlord expressly disclaims any liability or responsibility for such plans and specifications and the work performed pursuant thereto and Tenant expressly agrees that Landlord shall not be responsible therefor, and Tenant shall indemnify and hold Landlord harmless from any damage or injuries (including, without limitation, reasonable attorneys' fees) resulting from errors or omissions in such plans and specifications.

                  (i) Upon completion of such work, Tenant shall deliver to Landlord a set of as-built drawings and all CADD work (on disks) relating to the work.

      7.3 Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Building or the Premises or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair.

      7.4 Landlord Repairs and Maintenance After Commencement Date. Subject to the provisions of Section 7.1 above and performance of Tenant's obligations under this Lease, including, without limitation, those set forth in Section 4.3 hereof, following the Commencement Date, Landlord shall: (i) keep in good order, condition and repair the foundations, exterior walls, downspouts, gutters and roof of the Building and the plumbing and sewage system outside the Building;
(ii) make structural repairs to the Premises necessitated by defective, faulty, or negligent design or construction; (iii) repair and maintain the mechanical systems necessary to provide those utilities and Building services to the Premises which Landlord has specifically agreed to provide pursuant to Article XXVIII below, and maintain the light fixtures and unexposed electrical, plumbing and sewage systems in the Premises and the heating, ventilating and air conditioning systems in the Premises. Notwithstanding the foregoing, Landlord shall not be obligated to repair any damage to the Building or the Premises caused by any act or negligence of Tenant or its employees, agents, invitees, permittees, licensees or contractors. Landlord shall not be obligated to make any such repairs until after the expiration of fifteen (15) days' written notice from Tenant to Landlord, stating the need for such repairs or maintenance. Landlord shall not be called upon or required at any time to make any repairs, maintenance, improvements, alterations, changes, additions, repairs or replacements of any nature whatsoever in or to the Premises or the Building except as specifically provided in this Lease. To the maximum extent permitted by law, Tenant hereby waives the provisions of any statute or law permitting a tenant to make repairs at the expense of a landlord or to terminate a lease by reason of the condition of the Premises, including the provisions of California Civil Code Sections 1941 and 1942 and any similar, successor or related provision of law.


                                  ARTICLE VIII

                                MECHANICS' LIENS

      Tenant agrees to pay promptly for all costs and charges for all labor done or materials furnished for any work of repair, maintenance, improvement, alteration or addition, including, without limitation, installation of fixtures, done or caused to be done by Tenant in connection with the Premises, and Tenant hereby indemnifies and agrees to hold Landlord and the Premises free, clear and harmless from and against all liens and claims of liens, and all other liabilities, claims and demands (including, without limitation, reasonable attorneys' fees), that arise by reason of such work. If any such lien shall at any time be filed against the Premises, or any portion of the Building, Tenant shall either cause the same to be discharged of record within twenty (20) days after the date upon which the same is filed or, if Tenant in its discretion and in good faith determines that such lien should be contested, Tenant shall record, in the office of the county recorder in which such claim of lien was recorded, a bond executed by a corporation authorized to issue surety bonds in the State of California, in a penal sum equal to one and one-half (1 1/2) times the amount of the claim or one and one-half (1 1/2) times the amount allocated to the Premises (and/or to other portions of the Building, Project, or Property) to prevent any foreclosure proceedings against the Premises (and/or other portions of the Building, Project, or Property) during the pendency of such contest. Such bond shall be conditioned for the payment of any sum which the claimant may recover on the claim together with the claimant's costs of suit in the action, if the claimant recovers therein. Nothing contained herein shall imply any consent or agreement on the part of Landlord to subject Landlord's interest in the real property of which the Premises are a part to liability under any mechanics' or other lien law. Should Tenant receive notice that a claim of lien has been or is about to be filed against the Premises, the Building, Property or Project or that any action affecting the title to such property has commenced or is about to commence, Tenant shall immediately transmit such notice and information to Landlord.

                                   ARTICLE IX

                   COMMON AREAS AND SPECIALIZED RESEARCH CORES

      9.1 Common Areas. The term "Common Areas" as used in this Lease shall mean all areas and facilities around the Premises and within the exterior boundaries of the Property which are provided and designated from time to time by Landlord for the general use and convenience of Tenant and other tenants or occupants of the Building and their respective employees, invitees or other visitors. Common Areas include, without limitation, the Common Services Space, the lobby area, walkways, parking facilities, landscaped areas, sidewalks, service quarters, hallways, restrooms (if not part of the Premises), stairways, elevators, walls, fire stairs, telephone and electric closets, truck docks, plazas, service areas, lobbies, darkroom, pantry, small conference room, glass wash room, equipment corridor, walk-in cold room, and all other common and service areas of the Property and Building or any other area of the Project intended for such use, other than Specialized Research Cores (defined in Section 9.2 hereof). Floors wholly occupied by Tenant shall not have any facilities which would be used in common with other tenants, except for fire stairs, shafts and similar installations. Tenant, its employees and invitees shall have the nonexclusive right to use the Common Areas along with others entitled to use the same, subject to Landlord's rights and duties as hereinafter set forth. Without advance notice to Tenant or consent of Tenant and without any liability to Tenant in any respect, Landlord shall have the right to:

            (a)  establish  and  enforce   reasonable   rules  and   regulations
concerning the maintenance, management, use and operation of the Common Areas;

            (b) close off any of the Common Areas to whatever extent required in the reasonable opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

            (c) temporarily close any of the Common Areas for maintenance, alteration or improvement purposes;

            (d) select, appoint and/or contract with any person for the purpose of operating and maintaining the Common Areas; and

            (e)  change  the size,  use,  shape or  nature of any of the  Common
Areas.

      Landlord shall use its reasonable efforts to minimize interference with Tenant's use of and access to the Premises when exercising Landlord's rights with respect to the Common Areas set forth in this Article IX.

      9.2 Specialized Research Cores. The term "Specialized Research Cores" as used in this Lease shall mean all areas and facilities around the Premises and within the exterior boundaries of the Property which are provided and designated from time to time by Landlord for special use by Tenant and other tenants or occupants of the Building and their respective employees. Specialized Research Cores include, without limitation, animal housing facilities, animal surgical core, confocal microscopy facility, sequencing core, and cell sorter core.

                                   ARTICLE X

                           LANDLORD'S RIGHT OF ACCESS

      Landlord reserves for itself and its agents the right to enter the Premises (after advance notice except in emergencies and except to perform janitorial services) for purposes reasonably related to Landlord's operation of the Building, including, without limitation: (i) examining or inspecting, the same; (ii) providing janitorial and any other service to be provided by Landlord to

Tenant hereunder; (iii) showing the same to prospective tenants, purchasers or lenders (or to others who may have a financial interest in the Building) in a reasonable manner; (iv) emergency entry; (v) making such changes or repairs to the Premises or to any other portion of the Building as Landlord may deem necessary or desirable; and (vi) showing the Premises to prospective tenants, during the last one hundred eighty (180) day period before the expiration of the term or before an earlier termination of this Lease; all without being deemed to constitute or cause any eviction of Tenant and without abatement of rent. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof. Whenever Landlord exercises its right of entry pursuant to this Article X, Landlord shall use its reasonable efforts to maintain the confidentiality of Tenant's biomedical research records, as required by law. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations, except as otherwise expressly provided herein. Landlord shall have the right to run utility or other services and facilities through the Premises, whether to service the Premises or other portions of the Building. If, during the last month of the Term hereof, Tenant shall have removed substantially all of its property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises without eliminating or abating any rent hereunder or incurring any liability to Tenant. Tenant's property remaining within the Premises at the time of such entry by Landlord may be warehoused by Landlord at Tenant's sole cost, expense and risk.

                                   ARTICLE XI

                   PROPERTY DAMAGE AND PERSONAL INJURY CLAIMS

      11.1 Indemnification. Tenant shall indemnify and hold harmless Landlord against and from any and all claims of damage or injury arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or the Building, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation of Tenant hereunder, or arising from any act or omission of Tenant, or any of its agents, employees, invitees or licensees, and against and from all costs, attorneys' fees, consultants' fees, expenses and liabilities incurred in connection with or as a result of any such claim or any action or proceeding brought thereon (including, without limitation, any and all judgments, fines and costs of appeal and costs of settlement), and in case any action or proceeding is brought against Landlord by reason of any such claim, Landlord may require Tenant, upon notice from Landlord, to defend the same at Tenant's expense with counsel selected by Landlord.

      11.2 Assumption of Liability and Waiver of Claims. Tenant, as a material part of the consideration to Landlord for this Lease, hereby assumes all risk of damage to property or injury to persons in, upon or about the Project from any cause whatsoever, and Tenant hereby waives all claims in respect thereof against Landlord and acknowledges that this assumption and waiver by Tenant has been reflected as a reduction of the rent which Landlord would otherwise charge. Landlord shall not be liable for interference with light, air or other similar benefits, nor shall Landlord be liable for any latent or patent defect in the Project. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or defects therein or in the fixtures or equipment thereof, but Landlord's receipt of such notice shall not impose upon Landlord any duty, liability or obligation which it has not assumed or which it has disclaimed in this Lease. Landlord shall not be liable for any damage to property entrusted to employees of the Building, nor for the loss of, or damage to, any property by theft or otherwise, nor for any injury or damage to persons, property or Tenant's business (or loss of income) resulting from construction, repair or alteration of premises-adjoining the Premises, the Premises or any other portion of the Building, or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place, or resulting from dampness or any other cause whatsoever, nor shall Landlord be liable for any damage caused by acts or omissions of other tenants, occupants or visitors of the Project.

                                  ARTICLE XII

                                    INSURANCE

      12.1 Tenant's Insurance Obligations. From and after the date of delivery of the Premises from Landlord to Tenant, Tenant shall carry and maintain, at its own expense, the following types, amounts and forms of insurance:

            12.1.1 Liability Insurance. Tenant shall carry and maintain a policy of comprehensive general liability insurance with a combined single limit of not less than Five Million Dollars ($5,000,000) per occurrence in the name of Tenant (with Landlord and, if requested by Landlord, any mortgagee, trust deed holder, ground lessor or secured party with an interest in this Lease, the Building or the Project named as additional insured(s)). Such policy shall specifically include, without limitation, personal injury, broad form property damage and contractual liability coverage, the last of which shall cover the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements in Article XI above. The amount of such insurance required hereunder shall be subject to adjustment from time to time as reasonably requested by Landlord.

            12.1.2 Property Insurance. Tenant shall carry and maintain a policy or policies of property insurance in the name of Tenant (with Landlord and, if requested by Landlord, any mortgagee, trust deed holder, ground lessor or secured party with an interest in this Lease, the Building or the Project named as additional insured(s)) covering any tenant improvements in the Premises and Alterations and any property of Tenant at the Premises and providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended peril (all risk) and sprinkler leakage, in an amount equal to at least one hundred percent (100%) of the replacement cost thereof from time to time (including, without limitation, cost of debris removal).

            12.1.3 Workers' Compensation Insurance. Tenant shall carry and maintain a policy of workers' compensation insurance in compliance with all applicable laws.

            12.1.4 Other Insurance. Tenant shall carry and maintain such other policies of insurance (including, without limitation, business interruption insurance) in connection with the Premises as Landlord may from time to time require.

            12.1.5 Policy Provisions. All of the policies required to be obtained by Tenant pursuant to the provisions of this Section 12.1 shall be issued by companies, and shall be, in form and content, reasonably acceptable to Landlord. Without limiting the generality of the foregoing, any deductible amounts under said policies shall be subject to Landlord's approval. Each policy shall designate Landlord as an additional named insured and shall provide full coverage in the amounts set forth herein. Although named as an insured, Landlord shall be entitled to recover under said policies for any loss occasioned to Landlord, its servants, agents and employees, by reason of the negligence of Tenant. Tenant shall, prior to delivery of the Premises by Landlord to Tenant, provide Landlord with copies of and certificates for all insurance policies. All insurance policies shall provide that they may not be altered or canceled until after thirty (30) days written notice to Landlord (by any means described in
Article XXII below). Tenant shall, at least thirty (30) days prior to the expiration of any of such policies, furnish Landlord with a renewal or binder therefor. Tenant may carry insurance under a so-called "blanket" policy, provided that such policy provides that the amount of insurance required hereunder shall not be prejudiced by other losses covered thereby. All insurance policies carried by Tenant shall be primary with respect to, and non-contributory with, any other insurance available to Landlord and shall contain cross-liability coverage. If Tenant fails to carry any insurance policy required hereunder or to furnish copies thereof and certificates therefor pursuant hereto, Landlord may obtain such insurance, and Tenant shall reimburse Landlord for the costs thereof with the next monthly rent payments due hereunder.

      12.2 Landlord's Insurance Obligations. During the Term of this Lease, Landlord shall keep and maintain fire and extended coverage insurance with vandalism and malicious mischief endorsement for the Building and public liability insurance or an equivalent funded program of self-insurance in such reasonable amounts with such reasonable deductibles as would be carried by a prudent owner of a similar building in Southern California. Landlord may obtain insurance for the Building and the rents from the Building against such other perils as Landlord may reasonably consider appropriate. Tenant acknowledges that it will not be a named insured in such policies and that it has no right to receive any proceeds from any such insurance policies carried by Landlord. Landlord shall not be required to carry insurance covering the property described in Section 12.1.2 above.

      12.3 Waivers of Subrogation. Each of the parties hereto waives any and all rights of recovery against the other or against any other tenant or occupant of the Building, or against the officers, employees, agents, representatives, patients or visitors of such other party or of such other tenant or occupant of the Building, for loss of or damage to such waiving party or its property or the property of others under its control and arising from any cause insured against under any insurance required to be carried by such waiving party pursuant to this Lease or arising from any cause insured against under any standard form of first insurance policy with all permissible extension endorsements covering additional perils carried by such waiving party or under any other policy of insurance carried by such waiving party in lieu thereof, to the extent such loss or damage is insured against .by such policy.

      12.4 Increases. Tenant shall pay any increases in insurance premiums relating to property in the Project other than the Premises to the extent that any such increase is specified by the insurance carrier as being caused by Tenant's acts or omissions or use or occupancy of the Premises.

                                  ARTICLE XIII

                  DAMAGE OR DESTRUCTION OF BUILDING OR PREMISES

      13.1 Repair; Termination. If the Premises or the Building is damaged by an insured casualty occurring more than six (6) months prior to the expiration of the Term hereof, Landlord shall forthwith repair the same, or cause the same to be repaired, to the extent that insurance proceeds are made available to Landlord therefor and provided that such repairs can, in Landlord's opinion, be made within ninety (90) days from the date of such damage (without payment of overtime or other premiums) under the laws and regulations of the federal, state and local governmental authorities having jurisdiction thereof. If Landlord is not so required to repair such damage, Landlord shall have the option within sixty (60) days from the date of such damage either to: (i) notify Tenant of Landlord's election to repair such damage, in which event Landlord shall thereafter use its reasonable efforts to repair the same; or (ii) notify Tenant of Landlord's election to immediately terminate this Lease, in which event this Lease shall be so terminated. Notwithstanding any contrary provision herein: (a) Landlord shall not be required to repair any damage to the property of Tenant or to repair or replace any paneling, decorations, railings, floor coverings, alterations, additions, fixtures, equipment or improvements installed in the Premises by or at the expense of Tenant; and (b)any damage caused by the negligent, reckless or intentional act or omission of Tenant or any of its agents, contractors, employees or invitees shall be promptly repaired by Tenant, at its sole cost and expense, to the reasonable satisfaction of Landlord.

      13.2 Abatement of Rent. If Landlord repairs damage to the Premises pursuant to the provisions of Section 13.1 above, Basic Annual Rent payable hereunder shall be abated, until such repairs are completed, in the proportion that the square footage of the portion, if any, of the Premises rendered unusable by Tenant bears to the Premises Area; provided, however, that there shall be no such abatement: (i) except to the extent Landlord receives proceeds covering the amount of such abatement under any rental value insurance policy maintained by Landlord; (ii) to the extent that any business interruption insurance policy required pursuant to Section 12.1.4 above insures payment of Basic Annual Rent; (iii) unless a material portion of the Premises is rendered unusable for more than fifteen (15) consecutive business days; or (iv) if the damage so repaired is caused by the negligent, reckless or intentional act or omission of Tenant or any of its agents, contractors, employees or invitees. Except for abatement of Basic Annual Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of: (1) any damage to the Premises; (2) such repairs; or (3) any inconvenience, interruption or annoyance caused by such damage or repairs.

      13.3 Waiver. In respect of any partial or total damage or destruction which Landlord is obligated or agrees to restore under any of the provisions of this Lease, Tenant hereby waives the provisions of Sections 1932 and 1933 of the California Civil Code and any related, similar or successor provision of law, to the extent applicable hereto, if at all.

                                  ARTICLE XIV

                                 EMINENT DOMAIN

      If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken by right of eminent domain or by condemnation, or shall be conveyed in lieu of any such taking, then this Lease, at the option of either Landlord or Tenant exercised by either party giving written notice to the other of such termination within thirty (30) days after such taking or conveyance, shall forthwith cease and terminate and the rent and all other sums payable hereunder shall be duly apportioned as of the date of such taking or conveyance. Tenant thereupon shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may reenter and take possession of the Premises and remove Tenant therefrom. If any portion of the Premises or any portion of the Building which shall not render the Premises untenantable shall be taken or conveyed as described above, then this Lease, at the option of Landlord exercised by Landlord giving written notice to Tenant of such termination within thirty (30) days after such taking or conveyance, shall forthwith cease and terminate and the rent and all other sums payable hereunder shall be duly apportioned as of the date of such taking or conveyance. Tenant thereupon shall surrender to Landlord the Premises and all interest therein under this Lease, and Landlord may reenter and take possession of the Premises and remove Tenant therefrom. No award for any partial or entire taking shall be apportioned and Tenant hereby releases any claim to and assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, including, but not limited to, any award for the "bonus value" of Tenant's interest under this Lease. In the event of a partial taking, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease pursuant to the foregoing, the rent shall be apportioned according to the ratio that the part of the Premises remaining usable by Tenant bears to the total area of the Premises. To the extent it is inconsistent with the above, each party waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises.

                                   ARTICLE XV

             ASSIGNING - MORTGAGING- SUBLETTING- CHANGE IN OWNERSHIP

      15.1 No Unauthorized Transfer. Tenant shall not voluntarily, by operation of law or otherwise, assign, sublet, enter into a license or concession agreement for, hypothecate, encumber, pledge or otherwise transfer this Lease or Tenant's interest in the Premises (or any portion thereof) or permit any third party or parties other than Tenant, its authorized agents, employees, invitees and visitors, to occupy the Premises or any portion thereof without Landlord's advance written consent in each instance, which consent may be withheld in the sole and absolute discretion of Landlord. Tenant acknowledges and agrees that Landlord is entering into this Lease because Landlord has permitted Tenant to be present in the Building on the basis of both tangible and intangible factors, many of which are not susceptible of rational articulation or prioritization, and that the Premises represents scarce space in the Building which is owned and primarily occupied by Landlord. Any attempted assignment, subletting or other transfer without Landlord's advance written consent shall constitute a default hereunder and, at Landlord's election, shall be void so as not to confer any rights upon any third person.

      15.2 Procedures for Requesting Authorization. If Tenant desires at any time to assign or otherwise transfer this Lease or to sublet the Premises or any portion thereof, it must first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such financial, professional and other background information as Landlord may request concerning the proposed subtenant or assignee.

      15.3 Landlord's Option. At any time within thirty (30) days after Landlord's receipt of the information specified in Section 15.2 above, Landlord may by written notice to Tenant elect, in the exercise of its sole and absolute discretion, to: (i) consent to the subletting or assignment upon the terms and to the subtenant or assignee proposed; (ii) refuse to give consent; or (iii) sublease the Premises or the portion so proposed to be subleased by Tenant or take an assignment of Tenant's leasehold estate hereunder or such part thereof as shall be specified in said notice upon the same terms (excluding terms relating to the use of Tenant's name or the continuation of Tenant's business) as those offered to the proposed subtenant or assignee, as the case may be. Tenant agrees that Landlord may consent to a proposed subletting or assignment subject to such conditions as Landlord deems appropriate in the exercise of its sole and absolute discretion, including, but not limited to, the conditions specified in Sections 15.4.1, 15.4.2 and 15.4.3 below. Tenant further agrees that no assignment or subletting consented to by Landlord shall impair or diminish any covenant, condition or obligation imposed upon Tenant by this Lease or any right, remedy or benefit afforded Landlord by this Lease. If Landlord consents to such assignment or subletting, Tenant may, within ninety (90) days after the date of Landlord's consent, enter into a valid assignment or sublease of the Premises or portion thereof upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to
Section 15.2 above, or upon other terms not more favorable to Tenant; provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Article XV. Failure of Landlord to exercise any option set forth in clauses (i) through (iii) above within such thirty (30) day period shall be deemed refusal of Landlord to consent to the proposed subletting or assignment.

      15.4 Conditions to Consent.

            15.4.1 Standards of Reasonableness. Landlord may withhold its consent to any assignment or subletting, encumbrance, hypothecation, pledge or other transfer in the exercise of Landlord's sole and absolute discretion. Landlord hereby advises Tenant in advance and Tenant hereby agrees that Landlord will withhold such consent for any of the following reasons, among others, if the proposed assignee, sublessee or transferee: (i) is not satisfactory to Landlord as to credit or character or business or professional reputation; (ii) intends to occupy the Premises for purposes other than specified in this Lease or for purposes which are inconsistent with Landlord's commitments to other tenants in the Building or in other buildings or facilities owned and operated by Landlord, or for purposes which are unlawful or reasonably undesirable; (iii) is unable to fulfill the terms of this Lease; (iv) is not satisfactory to Landlord as to the quality of services provided or research to be conducted; or
(v) will be occupying the Premises to supply services which are duplicative of services already available to patients or the professional staff of Cedars-Sinai Medical Center or to occupants in the Building.

            15.4.2 Further Transfers. In no event shall Landlord's consent to any assignment, transfer or subletting relieve Tenant from the obligations to obtain Landlord's express written consent to any further assignment, transfer, subletting or sub-subletting or release Tenant from any liability or obligation hereunder (whether or not then accrued) and Tenant shall continue to be fully, jointly and severally liable hereunder notwithstanding Landlord's consent to such assignment, transfer or subletting.

            15.4.3 Rent or Other Premiums. As a further condition to Landlord's consent to any subletting, assignment or other transfer referred to in Sections
15.3 and 15.4.1 or any other part of Article XV, Landlord shall be entitled to receive any rent or other premium otherwise payable to Tenant in consideration of the sublease, assignment or other transfer (i.e., if the sublease, assignment or other transfer provides that the sublessee, assignee or other transferee thereunder is to pay any amount in excess of the rent and other charges due under this Lease, whether such premium be in the form of an increased monthly or annual rent, a lump sum payment in consideration of the sublease, assignment or transfer or consideration of the sublease, assignment or transfer or consideration of any other form, such premium over and above the rent and the other sums due hereunder shall, at Landlord's election, inure only to Landlord's benefit), and any such sublease, assignment or transfer and Landlord's consent shall be effected on forms supplied or approved by Landlord and its attorneys. In addition, the Basic Annual Rent, after the transfer, shall not be less than the Basic Annual Rent, as adjusted pursuant to Section 4.2, immediately before the transfer, plus the total compensation paid for the annual period immediately preceding the transfer, pursuant to Section 4.3.2 hereof.

            15.4.4  Processing  Costs  and  Fees.  Tenant  agrees  to  reimburse
Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any such requested assignment, subletting, transfer, change of ownership, hypothecation, pledge or encumbrance of this Lease or Tenant's interest in and to the Premises.

            15.4.5 No Waiver. No subletting, assignment or other transfer, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. Landlord's consent to any one transfer shall apply only to the specific transaction thereby authorized and such consent shall not be construed as a waiver of the duty of Tenant or any transferee to obtain Landlord's consent to any other or subsequent transfer or as modifying or limiting Landlord's rights hereunder in any way. Landlord's acceptance of rent directly for any subtenant, assignee or any other transferee shall not be construed as Landlord's approval or consent thereto nor Landlord's agreement to accept the attornment of any subtenant in the event of any termination of this Lease. In no event shall Landlord's enforcement of any provision of this Lease against any transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person.

            15.4.6 Nature of Tenant. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership or company, the following shall be deemed an assignment within the meaning of this Article XV: the transfer, assignment, hypothecation, or other disposition, whether in one transaction or a series of transactions, of any stock or interest in such corporation, association or partnership, which results in a transfer, assignment, hypothecation, change, addition, or other disposition of twenty-five percent (25%) or more of any class of stock in Tenant or in a transfer, assignment, hypothecation, or other disposition of a 25% interest or more in Tenant (including, without limitation, an interest in profits, net profits or cash flow). Tenant shall notify Landlord of any transfer of an ownership interest in Tenant to any person not later than thirty (30) days prior to such transfer together with a summary of the material terms of such transaction, whether or not consent of Landlord is required pursuant to this Article XV.

                                  ARTICLE XVI

                            SUBORDINATION; ATTORNMENT

      16.1 Subordination. With respect to all ground leases, mortgages, deeds of trust or other recorded evidences of financing obligations ("Superior Interests") now or hereafter covering the Premises and/or all or any other portion of the Project, Building or the Property, and with respect to the ground lessors, mortgagees or beneficiaries thereunder ("Superior Interest Holders"), Tenant agrees as follows:

            (a) Unless otherwise requested by any Superior Interest Holder in writing, this Lease is and shall remain subordinate to all Superior Interests existing as of the date of this Lease, and to all renewals, modifications, consolidations, replacements, extensions and amendments thereof.

            (b) If requested by any future Superior Interest Holder in writing, this Lease shall automatically become subordinate to any such future Superior Interest and all extensions or amendments thereof.

      The above-referenced subordinations shall be automatic and self-executing, but additionally Tenant agrees, within ten (10) days after receipt of written request therefor from Landlord or any Superior Interest Holder, to execute, acknowledge and deliver any and all documents or instruments requested to confirm and assure such subordination under the above-referenced terms.

      16.2 Attornment. Tenant shall attorn to any person, firm or corporation purchasing or otherwise acquiring the Premises, Building or Project at any sale or other proceeding, or pursuant to the exercise of any rights, powers or remedies under any Superior Interests, as if such person, firm or corporation had been named as Landlord herein. Tenant shall confirm such attornment in writing if so requested.

      16.3 Attorney-in-Fact. If Tenant fails to execute any document required from Tenant under this Article within ten (10) days after written request therefor, Tenant hereby constitutes and appoints Landlord as its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power, being coupled with an interest, is irrevocable.

      16.4 Non-Disturbance. With respect to any ground leases, mortgages, deeds of trust, or other liens entered into by Landlord and any such mortgagee or deed of trust beneficiary, and in consideration of Tenant's agreement to be bound by the provisions of this Article XVI, Landlord shall use its reasonable efforts to cause, upon the request of Tenant; any and all future Superior Interest Holders to enter into and deliver to Tenant non-disturbance and attornment agreements which are customarily entered into by such Superior Interest Holders in consideration of the subordination of pre-existing tenant leases such as this Lease.

                                  ARTICLE XVII

                                     DEFAULT

      17.1 Default by Tenant. The occurrence of any of the following shall constitute a breach of and default under this Lease by Tenant:

            (a) Failure by Tenant to pay any amount, including without limitation, monthly installments of Basic Annual Rent and any additional rent, when and as the same becomes payable in accordance with the provisions of this Lease, and the continuation of such failure for a period of three (3) business days after written notice thereof from Landlord to Tenant.

            (b) Failure by Tenant in the due, prompt and complete performance and observance of any express or implied covenant, agreement or obligation of Tenant contained in this Lease, other than the breaches described of Sections 17.1(a), (g), and (h) hereof, and the continuation of such failure for a period of fifteen (15) days after written notice thereof from Landlord to Tenant specifying the nature of such failure; provided, however, that if any such failure involves a hazardous condition or involves interference with, or an adverse effect upon, Landlord's operations in the Building or those of any other tenant or occupant of the Building, Landlord shall have the right, in addition to its other rights under this Lease, to cure such condition or to obtain injunctive relief against Tenant if the condition is not cured within said fifteen (15) day period or such shorter period of time as may be required by applicable laws or as may be required by Landlord.

            (c) Tenant's vacating or abandoning of the Premises, as such abandonment is established pursuant to Section 1951.3 of the California Civil Code, as such code section is amended or replaced from time to time.

            (d) Any financial statement or any representation given to Landlord by Tenant, or any assignee, sublessee or successor of Tenant or any guarantor of this Lease, proves to be materially false.

            (e) The insolvency of Tenant; the making by Tenant of any assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy, insolvency or creditors' rights in general (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of all or a substantial part of Tenant's assets or of Tenant's interest under this Lease, where such seizure is not discharged within thirty
(30) days. The occurrence of any of the acts or events referred to in this subparagraph with respect to any guarantor of this Lease, if any, shall also constitute a default hereunder.

            (f) The attachment, execution or other judicial seizure of a substantial portion of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

            (g) The breach of the provisions of Section 6.6 concerning animal research.

            (h) The breach of any obligation of Tenant under this Agreement with respect to the use, disposal, handling, or storage of Hazardous Materials.

      The notices referred to in clauses (a) and (b) above shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure.

                                 ARTICLE XVIII

                                    REMEDIES

      18.1 Termination of Lease and Removal of Tenant. In the event of Tenant's breach of or default under this Lease as provided in Article XVII hereof, Landlord, at Landlord's opinion, and without limiting Landlord in the exercise of any other right or remedy Landlord may have on account of such default, and without any further demand or notice, may terminate this Lease and/or, to the extent permitted by law, remove all persons and property from the Premises, which property shall be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant.

      18.2 Damages.  If Landlord  elects to terminate  this Lease as provided in
Section 18.1 above, Landlord shall be entitled to recover from Tenant the aggregate of:

            (a) The worth at the time of award of the unpaid rent and charges equivalent to rent earned as of the date of the termination hereof;

            (b) The worth at the time of award of the amount by which the unpaid rent and charges equivalent to rent which would have been earned after the date of termination hereof until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

            (c) The worth at the time of award of the amount by which the unpaid rent and charges equivalent to rent for the balance of the Term hereof after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

            (d) Any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom; and

            (e) Any other amount which Landlord may hereafter be permitted to. recover from Tenant to compensate Landlord for the detriment caused by Tenant's default. For the purposes of this Section, the "time of award" shall mean the date upon which the judgment in any action brought by Landlord against Tenant by reason of such default is entered or such earlier date as the court may determine; the "worth at the time of award" of the amounts referred to in Sections 18.2(a) and 18.2(b) shall be computed by allowing interest at the lesser of the

Lease Rate plus three (3) percentage points or the maximum rate permitted by law; and the "worth at the time of award" of the amount referred to in Section 18.2(c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%) per annum. Tenant agrees that such charges shall be recoverable by Landlord under California Code of Civil Procedure Section 1174(b) or any similar, successor or related provision of law. Further, Tenant hereby waives the provisions of California Code of Civil Procedure Section 1174(c) and California Civil Code Section 1951.7 or any other similar, successor or related provision of law providing for Tenant's right to satisfy any judgment in order to prevent a forfeiture of this Lease or requiring Landlord to deliver written notice to Tenant of any reletting of the Premises. No acts or efforts of Landlord to mitigate damages caused by Tenant's breach or default shall be construed or operate to waive or reduce any damages or other sums recoverable by Landlord hereunder (provided, however, that Landlord shall under no circumstances be obligated to so mitigate any such damages).

      18.3 No Effect on Indemnification. Nothing in this Article shall be deemed to affect Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease under the indemnification clause or clauses contained in this Lease.

      18.4 No Acceptance of Surrender. Notwithstanding anything to the contrary set forth herein, Landlord's reentry to perform acts of maintenance or preservation of, or in connection with efforts to relet, the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease, shall not terminate Tenant's right to possession of the Premises or any portion thereof and, until Landlord does elect to terminate this Lease, this Lease shall continue in full force and Landlord may pursue all its remedies hereunder, including, without limitation, the right to recover from Tenant as they become due hereunder all rent and other charges required to be paid by Tenant under the terms of this Lease.

      18.5 Action for Rent. In the event of any default by Tenant as set forth above, then in addition to any other remedies available to Landlord at law or in equity or under this Lease, Landlord shall have the right to bring an action or actions from time to time against Tenant, in any court of competent jurisdiction, for all rent and other sums due or becoming due under this Lease, including all damages and costs proximately caused thereby, notwithstanding Tenant's abandonment or vacation of the Premises or other acts of Tenant, as permitted by Section 1951.4 of the California Civil Code or any successor, related or similar provision of law. Such remedy may be exercised by Landlord without prejudice to its right to thereafter terminate this Lease in accordance with the other provisions contained in this Article.

      18.6 Definition of Rent. The terms "rent" and "rental", as used in this Article and in any and all other provisions of this Lease, shall mean Basic Annual Rent and any and all other amounts payable by Tenant pursuant to the provisions of this Lease.

      18.7 Reletting. In the event of Tenant's abandonment of the Premises or if Landlord shall elect to reenter or shall take possession of the Premises pursuant to any legal proceeding or pursuant to any notice provided by law, and until Landlord elects to terminate this Lease, Landlord may, from time to time, without terminating this Lease, recover all rent as it becomes due under Section
18.5 above and/or relet the Premises or any part thereof for the account of and on behalf of Tenant, on any terms, for any term (whether or not longer than the Term of this Lease) and at any rent as Landlord in its reasonable discretion may deem advisable, and Landlord may make any alterations and repairs to the Premises in connection therewith. Tenant hereby irrevocably constitutes and appoints Landlord as its special attorney-in-fact, irrevocable and coupled with an interest, for purposes of reletting the Premises pursuant to the immediately preceding sentence. In the event that Landlord shall elect to so relet the Premises on behalf of Tenant, then rent received by Landlord from such reletting shall be applied:

            (a) First, to reimburse Landlord for the costs and expenses of such reletting (including, without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants, and, if Landlord shall maintain and operate the Premises, the costs thereof) and necessary or reasonable alterations.

            (b) Second, to the payment of any indebtedness of Tenant to Landlord other than Basic Annual Rent and other sums due and unpaid hereunder.

            (c) Third, to the payment of rent, Basic Annual Rent and other sums due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable.

      Should the rent received from such reletting, when applied in the manner and order indicated above, at any time be less than the total amount owing from Tenant pursuant to this Lease, then Tenant shall pay such deficiency to Landlord, and if Tenant does not pay such deficiency within five (5) days of its receipt of written notice, Landlord may bring an action against Tenant for recovery of such deficiency or may pursue its other remedies hereunder or under California Civil Code Section 1951.8, California Code of Civil Procedure Section 1161 et seq., or any similar, successor or related provision of law.

      18.8 Cumulative Remedies. All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord at law or in equity. The exercise of any one or more of such rights or remedies shall not impair Landlord's right to exercise any other right or remedy, including, without limitation, any and all rights and remedies of Landlord under California Civil Code Section 1951.8, California Code of Civil Procedure Section 1161 et~., or any similar, successor or related provision of law.

      18.9 Assignment of Subrents. As security for Tenant's performance and satisfaction of each and every one of its duties and obligations under this Lease, Tenant does hereby assign and grant to Landlord a security interest under the California Commercial Code in and to Tenant's right, power and authority, during the continuance of this Lease, to receive the rents, issues, profits or other payments received under any sublease or other transfer of part or all of Tenant's interest in the Premises, reserving unto Tenant the right prior to any default hereunder to collect and retain said rents, issues and profits as they become due and payable, except that nothing contained herein shall be construed to alter the provisions of Article XV above. Upon any such default, Landlord shall have the right at any time thereafter, without notice (except as may be provided for herein), either in person, by agent or receiver to be appointed by a court, to enter and take possession of said Premises mid collect such rents, issues, profits or other payments, including, without limitation, those past due and unpaid, and apply the same, less costs and expenses of collection, including, without limitation, reasonable attorneys' fees, upon any indebtedness secured hereby and in such order as Landlord may determine.

      18.10 Storage of Personal Property. If, after Tenant's abandonment of the Premises, Tenant leaves behind any items of personal property, then Landlord shall store such property at a warehouse or any other location at the risk, expense and for the account of Tenant, and such property shall be released only upon Tenant's payment of such charges, together with all sums due and owing under this Lease. If Tenant does not reclaim such property within the period permitted by law, Landlord may sell such property in accordance with law and apply the proceeds of such sale to any sums due and owing hereunder, or retain said property, granting Tenant credit against sums due and owing hereunder for the reasonable value of such property.

      18.11 Waiver. To the maximum extent permitted by law, Tenant hereby waives all .provisions of, or protection under, any decisions, statutes, rules, regulations or other laws of the State of California to the extent the same are inconsistent with the terms and provisions hereof, including all rights and remedies of Landlord provided under this Article.

      18.12 Landlord's Cure of Tenant's Default. If at any time during the Term hereof Tenant fails, refuses or neglects to do any of the things herein provided to be done by Tenant, Landlord shall have the right, upon five (5) days written notification to Tenant, but not the obligation, to do the same, but at the expense and for the account of Tenant. The amount of any money so expended or obligations so incurred by Landlord, together with interest thereon at the Lease Rate, shall be repaid to Landlord within five (5) days of Tenant's receipt of written notice, and unless so paid shall be added to the next monthly rent payment coming due hereunder.

      18.13 Interest and Charges on Past Due Obligations. Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the Lease Rate from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any such default by Tenant under this Lease. In addition to such interest, if any monthly installment of Basic Annual Rent is not paid within three (3) business days after the same is due, a late charge equal to six percent (6%) of such monthly installment shall be assessed, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment, which damages include Landlord's additional administrative and other costs associated with such late payment. The parties agree that it would be impracticable and extremely difficult to fix Landlord's actual damages in such event. Such interest and late payment penalties are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

                                  ARTICLE XIX

                              RULES AND REGULATIONS

      Tenant shall observe faithfully and comply strictly with the rules and regulations ("Rules and Regulations") contained in EXHIBIT E attached hereto, as amended or supplemented by Landlord from time to time. Landlord shall not be liable to Tenant for violation by any other tenant in the Building of any of the Rules and Regulations, or for the breach of any covenant or condition in any lease. Landlord has not and is not hereby representing that all tenants in the Building are or shall be bound to any part or all of the Rules and Regulations.

                                   ARTICLE XX

                              SURRENDER OF PREMISES

      20.1 Surrender. Upon the expiration or sooner termination of the Term of this Lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, broom clean and free of trash and rubbish. If Tenant has not been in default beyond any applicable cure period under any provision of this Lease and is not then in default, upon the expiration or sooner termination of the Term of this Lease, then Tenant may remove the trade fixtures set forth on EXHIBIT F attached hereto and Tenant's Alterations, provided that, in the case of Tenant's Alterations, such alterations shall be removed only to the extent they have not become a part of the Premises. Tenant shall promptly repair any damage to the Premises occasioned by the removal of such fixtures and alterations. In any event, Landlord may require that Tenant remove all or any portion of such fixtures and Tenant's Alterations upon such expiration or termination, in which event Tenant shall cause such removal to occur and all damage arising out of such removal repaired. All other Tenant's Property shall be removed by Tenant upon such expiration or termination. Tenant shall repair, at its own cost, any and all damage to the Premises and the Building resulting from or caused by any removal hereunder.

      20.2 No Merger. The voluntary or other surrender of this Lease by Tenant, or termination hereof, shall not constitute a merger, and shall operate, at the option of Landlord, as an assignment to Landlord of any or all subleases or subtenancies affecting the Premises.

                                  ARTICLE XXI

                                  HOLDING OVER

      Should Tenant, with or without Landlord's written consent, hold over after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month-to-month only upon each and all of the terms herein provided as may reasonably and logically be construed as applicable to a month-to-month tenancy, and any such holding over shall not constitute an extension of this Lease. During such holding over without Landlord's written consent, Tenant shall pay, in advance, monthly rent at the highest monthly rate provided for herein (including any and all prior adjustments) plus an amount equal to one hundred and fifty percent (150%) thereof. Nothing contained in the foregoing shall relieve Tenant from, and Tenant shall remain liable for, damages incurred by Landlord as a result of any such hold over.

                                  ARTICLE XXII

                                     NOTICES

      Any notice, consent or communication to Landlord or Tenant required or permitted to be given under this Lease shall be effectively given only if in writing and: (a) personally served; (b) mailed by United States registered or certified mail, postage prepaid, return receipt requested; or (c) sent by a nationally recognized courier service (e.g., Federal Express) for next day delivery, to be confirmed in writing by such courier, addressed as follows:

           If to Tenant, as follows:

                                        Kristin P.  Demetriou, Secretary
                                        Arbios Technologies, Inc.
                                        9899 Santa Monica Boulevard, #252
                                        Beverly Hills, CA 90212
                                        Fax: (310) 471-0765

           If to Landlord, as follows:

                                          Cedars-Sinai Medical Center
                                          8700 Beverly Boulevard
                                          North Tower - 2010
                                          Los Angeles, CA 90048-1869
                                          Attention: Dan Oshiro
                                                     Vice President of Research
                                                     Administration

           With copy to:

                                          Cedars-Sinai Medical Center
                                          8700 Beverly Boulevard
                                          TBS 290
                                          Los Angeles, CA 90048-1869
                                          Attention: Peter Braveman, Esq.
                                                     Senior Vice President of
                                                     Legal Affairs and General
                                                     Counsel

And with a copy to any and all Superior Interest Holders, but only as previously requested in writing by Landlord.

      Either party shall have the right to change the address or addresses to which notices shall thereafter be sent by giving notice to the other party as aforesaid. Notices given in the manner aforesaid shall be deemed delivered when actually received or refused by the party to whom sent, unless such notice is mailed as aforesaid, in which event such notice shall be deemed complete on the day of actual delivery as shown by the return receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever first occurs.

                                 ARTICLE XXIII

                                 QUIET ENJOYMENT

      So long as Tenant performs and observes all of its obligations and covenants hereunder and is not in default hereunder, Tenant shall have the right to the quiet and peaceful enjoyment and possession of the Premises during the Term of this Lease without hindrance or ejection by anyone lawfully making a claim by, through, or under Landlord, subject to the terms and conditions of this Lease and of any ground leases, underlying leases, mortgages or deeds of trust affecting all or any portion of the Project.

                                  ARTICLE XXIV

                              ESTOPPEL CERTIFICATE

      Tenant shall, at any time and from time to time, within ten (10) days after written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing, in a form provided by Landlord to Tenant, certifying, among other things, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the dates to which the rent and other charges, if any, are paid in advance and the amount of Tenant's security deposit, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and that there are no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder (or specifying such defaults, events or conditions, if any are claimed). It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or a portion of the Project. Tenant's failure to deliver such statement shall, at the Landlord's election, be conclusive upon Tenant that this Lease is in full force and effect without modification (except as may be represented by Landlord), that there are no uncured defaults in Landlord's performance, and that no more than one month's rent has been paid in advance. Tenant shall be liable to Landlord for any consequential damages suffered by Landlord and occasioned by Tenant's failure to deliver such certificates in the manner described above.

                                  ARTICLE XXV

                              LIABILITY OF LANDLORD

      In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, Landlord (or
Landlord's successor-in-interest as a transferor) shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing hereunder from and after the date of such transfer, including, without limitation, the payment of the leasing commission, if any, due with respect to this Lease. Tenant agrees to look solely to Landlord's interest in the Project (or the proceeds thereof) for the satisfaction of any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease.

                                  ARTICLE XXVI

                         LANDLORD'S INABILITY TO PERFORM

      This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of the inability of Landlord to obtain the necessary building permits and other governmental approvals required to construct any improvements to the Building, the unavailability of materials, strikes or other labor troubles or any other cause beyond the control of Landlord, except as may otherwise be specifically set forth in this Lease. Landlord shall not be deemed to be in default in ~the performance of any obligation required to be performed by it hereunder unless and until Landlord or any beneficiary under any deed of trust or any mortgage, ground lessor or other lienholder with rights in all or any portion of the Project has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if Landlord or any of such other parties shall commence such performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

                                 ARTICLE XXVII

                                 ATTORNEYS' FEES

      In the event of any litigation between Tenant and Landlord to enforce any provision of this Lease or otherwise with respect to the subject matter hereof, the unsuccessful party in such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein by the successful party. If either party hereto without fault is made a party to any litigation instituted by or against the other party to this Lease, such other party shall indemnify the party who without fault has been made a party to such litigation and save it harmless from all costs and expenses, including reasonable attorneys' fees, incurred by it in connection therewith.

                                 ARTICLE XXVIII

                                    SERVICES

      28.1 Provision of Services. So long as Tenant is not in default hereunder, Landlord agrees to provide to the Premises the following Building services on the same basis as such services are provided from time to time to other occupants of the Building: elevator, electrical, water, heating, ventilating and air conditioning, janitorial and security services. Landlord shall provide to the Premises heating, ventilation, and air conditioning twenty-four (24) hours daily. With respect to security services, Tenant may: (a) subject to the other provisions of this Lease, cause a separate security system to be installed for the Premises, provided that the same shall not limit Landlord's right of access to the Premises; or (b) if practicable, tie into any central Building security system, provided that Tenant shall, upon demand by Landlord, pay to Landlord all incremental costs incurred by Landlord from time to time in connection with such tie-in.

      28.2 Interruption of Services. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described in this Article

XXVIII when such failure is caused by accident, breakage, repairs, strikes, lockouts, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or any other cause beyond Landlord's reasonable control, and, in such event, Tenant shall not be entitled to any damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay rent required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take any reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline and Tenant's obligations hereunder shall not be affected by any such action of Landlord. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

      28.3 Compliance with Service Related Regulations. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the heating, ventilating, air conditioning, plumbing and other mechanical systems, and Tenant shall in no event use the same in any manner vocative of any governmental law or regulation.

      28.4 Additional Building Service Demands. Tenant shall not use, without the prior written consent of Landlord, any apparatus or device in the Premises (including, but not limited to, electronic data processing machines and machines using current in excess of 110 volts) which will in any way increase the amount of electricity, water or compressed air (if compressed air is furnished by Landlord) normally furnished or supplied for use of the Premises as space for Biomedical Activities, nor shall Tenant connect with electric current (except through existing electrical outlets in the Premises, or water pipes or air pipes, if there are any) any apparatus or device for the purpose of using electric current or water or air. Tenant shall cause a water meter and an electric current meter to be installed so as to measure the amount of water and electric current consumed for its use of the Premises. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Tenant, and, notwithstanding anything contained in this Lease to the contrary, Tenant agrees to pay Landlord, promptly upon demand, for all such water and electric current consumed as shown by said meters at the rates charged for such services by the jurisdiction in which the Building is located or by the local public utility furnishing the same, whichever the case may be, plus any additional expense incurred in keeping account of the water and electric current so consumed.

      28.5 Modification of Services. Notwithstanding anything herein above to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

      28.6 Special Services. At any time during the Term of this Lease, Tenant, at its sole option, may elect to purchase from Landlord any of the special services identified in EXHIBIT C attached hereto. The rates for such special services shall be established by Landlord in its sole discretion from time to time and are subject to change.

                                  ARTICLE XXIX

                               GENERAL PROVISIONS

      29.1 Headings. The section and subsection headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof.

      29.2 Plurals and Genders. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, and the neuter shall include the masculine and feminine genders.

      29.3 "Persons" Defined. The words "person" or "persons" as used herein shall include individuals, firms, associations and corporations.

      29.4 Covenants and Agreements: Time of the Essence. All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision hereof. Each of Tenant's covenants and agreements herein contained are conditions, the time of which is of the essence, and the strict performance of each shall be a condition precedent to Landlord's obligations hereunder and the right of Tenant to remain in possession of the Premises and to have this Lease continue in effect.

      29.5 Successors and Assigns. All of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, subject at all times, however, to all agreements and restrictions contained in Article XV hereof.

      29.6 Interpretation. The language in all parts of this Lease shall be in all cases construed simply according to its fair meaning, and not strictly for or against Landlord or Tenant. Any reference to any Article herein shall be deemed to include all subsections thereof unless otherwise specified or reasonably required from the context. Any reference to "days" or "months" herein shall refer to calendar days or months, respectively, unless specifically provided to the contrary. The terms "herein," "hereunder" and "hereof' as used in this Lease shall mean "in this Lease," "under this Lease" and "of this Lease," respectively, except as otherwise specifically set forth in this Lease.

      29.7 Waiver and Default. No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No delay on the part of Landlord in exercising any of its rights hereunder shall operate as a waiver of such rights or of any other right of Landlord, nor shall any delay, omission or waiver on any one occasion be deemed a bar to, or a waiver of, the same or any other right on any other occasion. Neither Landlord's failure to bill Tenant for any rent as it becomes due hereunder, nor Landlord's error in such billing or failure to provide any other documentation in connection therewith, shall operate as a waiver of Landlord's right to collect any such rent which may have at any time become due hereunder in the full amount to which Landlord is entitled pursuant to the terms hereof, except as otherwise may be specifically set forth in this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed. to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing and signed by Landlord. No employee of Landlord or Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease and the delivery of the keys to any such employee shall not operate as a termination of this Lease or a surrender or Landlord's acceptance of the Premises. If Tenant at any time desires to have Landlord sublet or attempt to sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this Lease.

      29.8 Entire Agreement; Amendments. This Lease and the Exhibits and any Riders attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the party or parties to be bound thereby. Tenant warrants and represents that there have been no representations or statements of fact with respect to the Premises, the Building, the surrounding area or otherwise, whether by Landlord, its agents or representatives, any lease broker or any other person, which representations or statements have in any way induced Tenant to enter this Lease or which have served as the basis in anyway for Tenant's decision to execute this Lease, except as contained in this Lease. Tenant agrees and acknowledges that no lease broker, agent or other person has had or does have the authority to bind Landlord to any statement, covenant, warranty or representation except as contained in this Lease, and that no person purporting to hold such authority shall bind Landlord, and that it is not reasonable for Tenant to have assumed that any person had or has such authority. Further, neither Landlord's execution of this Lease nor any other of its acts shall be construed in any way to indicate Landlord's ratification, consent or approval of any act, statement or representation of any third person except as specifically set forth in this Lease.

      29.9 Landlord's Consent or Approval. Except as may otherwise be expressly provided herein, Landlord may, in its sole and absolute discretion, withhold any consent or approval required hereunder.

      29.10  Counterparts.   This  Lease  may  be  executed  in  any  number  of
counterparts, each of which shall be an original and all of which together shall constitute and be construed as one and the same instrument.

      29.11 Applicable Law and Venue. This Lease shall be governed by and construed in accordance with the laws of the State of California. Except for tire matters required to be arbitrated pursuant to specific provisions of this Lease, any action to declare or enforce any rights or obligations under this Lease may be commenced by any party in the Superior Court or other Court of competent jurisdiction of the County in which the Building is located. Tenant and Landlord hereby consent to the jurisdiction of such Court for such purposes and agree that any notice, complaint or other legal process delivered to Tenant or Landlord in accordance with the provisions of Article XXII of this Lease shall constitute adequate notice and service of process for all purposes and shall subject Tenant and Landlord to the jurisdiction 9f such Court for purposes of adjudicating any matter related to this Lease. The provisions of this Section shall also apply to all guarantors of this Lease.

      29.12 Incorporation of Exhibits. All Exhibits or Riders referenced in this Lease, if any, are incorporated herein by reference as though fully set forth herein.

      29.13 Reserved Area. Tenant hereby acknowledges and agrees that the exterior walls of the Building and the area between the finished ceilings of the Premises and the slab of the floor of the Building there above have not been demised hereby, and that the use thereof, together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises, is hereby excepted and reserved unto Landlord.

      29.14 Brokers. Tenant and Landlord each warrant and represent that no person is, or may be, entitled to a commission, finder's fee or other like payment in connection herewith. Landlord and Tenant hereby indemnify and hold each other harmless from and against any and all loss, liability, cost and expense, including, without limitation, reasonable attorneys' fees, that the other party may incur as a result of the incorrectness of such warranty and representation.

      29.15 No Option. The submission of this Lease by Landlord or its agent or representative for examination or execution by Tenant does not constitute an option or offer to lease the Premises upon the terms and conditions contained herein or a reservation of the Premises in favor of Tenant; it being intended hereby that this Lease shall become effective only upon the execution hereof by Landlord and delivery of a fully executed counterpart hereof to Tenant.

      29.16 Authority. In the event Tenant is a corporation, the parties executing this Lease on behalf of Tenant hereby covenant, represent and warrant that: (i) they are duly authorized to execute and deliver this Lease on behalf of Tenant; (ii) Tenant is a duly organized corporation in good standing, with full right, power and authority to enter into this Lease and to perform its obligations hereunder; (iii) all necessary steps have been taken prior to the date hereof to qualify Tenant to do business in California; (iv) all franchise and corporate taxes have been paid as of the date hereof; and (v) all future forms, reports, fees. and other documents necessary to comply with applicable laws will be filed when due. In the event Tenant is a partnership, the parties executing this Lease on behalf of Tenant hereby covenant and warrant that: (i) they are duly authorized to execute and deliver this Lease on behalf of Tenant; and (ii) Tenant is a duly organized partnership with full right, power and authority to enter into this Lease and to perform its obligations hereunder. Tenant shall deliver to Landlord such evidence of the foregoing as Landlord may request.

      29.17 Recordation of Lease. At the request of any Superior Interest Holder, or in its own discretion, Landlord shall record a memorandum of this Lease. Tenant shall not record, or cause to be recorded, this Lease or a memorandum of this Lease without Landlord's prior written consent.

      29.18 Multiple Parties. If there is more than one person, firm, corporation, partnership or other entity comprising Tenant, then: (i) the term "Tenant" as used herein shall include all of the undersigned; (ii) each and every provision in this Lease shall be binding on each and every one of the undersigned; (iii) each of the undersigned shall be jointly and severally liable hereunder; (iv) Landlord shall have the right to join one or all of the undersigned in any proceeding or to proceed against them in any order; (v) Landlord shall have the right to release any one or more of the undersigned without in any way prejudicing its right to proceed against the others; and (vi) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

      29.19 No Violation of Other Agreements. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant agrees to indemnify
Landlord against any loss, cost, damage or liability, including, without limitation, reasonable attorneys' fees, arising out of Tenant's breach of this warranty and representation.

      29.20 Adjacent Land. If an excavation shall be made upon land adjacent to the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Premises at reasonable times, for the purpose of doing such work as said person shall deem necessary to preserve the wall of the Building of which the Premises form a part from injury or damage, and to support the same by proper foundations without any claim for damages or indemnity against Landlord or diminution or abatement of rent.

      29.21 Building Directory.

            (a) Tenant may not place any sign inside or outside the Building without the consent of Landlord, except an entrance door sign in a size and style approved by Landlord and subject to all applicable laws and covenants, conditions or restrictions affecting the Project.

            (b) Landlord shall provide a directory (which, at Landlord's option, may be computerized) in the main lobby of the Building listing the name of Tenant.

      29.22 Parking. Landlord shall use its good faith efforts to assist Tenant so that, concurrently with the execution of this Lease, Tenant may obtain parking rights for unreserved parking spaces at the Cedars-Sinai Medical Office Building (located at the corner of Alden Drive and George Burns Road) at current prevailing parking rates available to employees of Landlord for unreserved parking spaces. Tenant acknowledges that Landlord does not own or operate the Cedars-Sinai Medical Office Building and further acknowledges that Landlord is not agreeing to supply parking to Tenant pursuant to this Lease and that the issuance of parking rights is not a condition to Tenant's obligations under this Lease.


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


      29.23 Subdivision;  Mutual  Cooperation.  Landlord shall have the right to subdivide  the  Property  and/or  the  Building  at any  time  for  any  purpose whatsoever, including, without limitation: (a) the purpose of creating condominium ownership of the Property and the Building; and (b) the purpose of constructing, or financing the construction of, other buildings or improvements on the Property. Tenant agrees to cooperate with Landlord in completing such subdivision and in obtaining any governmental authorization or permits necessary to facilitate the construction of any such additional improvements on the Property, and to execute all such documents and amendments to the Lease reasonably necessary to effectuate the same. Tenant agrees that upon subdivision of the Property and/or the Building, Landlord may sell, transfer or convey one or more portions of the Building and/or the Property, and that title to such portions may be held in other than the name of Landlord.

      29.24 Name of Building. Neither Tenant nor any shareholders of Tenant nor any of their employees may use the name "Cedars-Sinai Medical Center" for any purpose, including, without limitation, any advertising or the naming of any medical group or professional corporation.

      29.25 Rental Abatement. Any and all references herein to abatement of Basic Annual Rent shall apply to only those amounts which would otherwise thereafter accrue. If any dispute relating to such abatement occurs, Tenant shall pay the rent demanded by Landlord pending the final resolution of such dispute.

      29.26 Guarantees. If any guarantee of this Lease is required by Landlord, such guarantee shall be in a form provided by Landlord to Tenant and Landlord may terminate this Lease at any time until it receives such guarantee fully executed by the required guarantors.

      29.27 Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain in full force and effect.

      29.28 Waiver of Rights of Redemption. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event that Tenant is evicted or dispossessed for any cause or in the event that Landlord obtains possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The rights given to Landlord herein are in addition to any rights that may be given to Landlord by any statute or otherwise.

      29.29 Light and Air. Any diminution or shutting off of light, air or view by any structure that may be erected on lands adjacent to the Building or any other portion of the Project shall in no manner affect this Lease or impose liability upon Landlord.

      29.30 No Joint Venture. The Parties hereto acknowledge and agree that nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture between Landlord and Tenant or between Landlord and any other party or causing Landlord to be responsible in any way for the debts or obligations of Tenant or any other party.


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


                                   ARTICLE XXX

                               HAZARDOUS MATERIALS

      30.1 Compliance Costs. Tenant acknowledges that Landlord may incur, as Operating Expenses, costs for complying with laws, codes, regulations or ordinances relating to Hazardous Materials (as defined in Section 30.2) on or about the Project, including, without limitation, the following: (i) Hazardous Materials present in the soil or ground water on the Project; (ii) a change in laws, codes, regulations or ordinances which relate to Hazardous Materials and which makes any substance or material which is present on, in, under or about the Project as of the date hereof, a violation of such changed laws, codes, regulations or ordinances; (iii) Hazardous Materials that migrate, flow, percolate, diffuse or in any way move onto or under the Project; (iv) Hazardous Materials present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other tenants of the Project or their agents, employees, contractors or invitees, or by others. Each item of cost incurred by Landlord for complying with laws, codes, regulations or ordinances relating to Hazardous Materials with respect to the Project (or any portion thereof) and which exceeds Fifty Thousand Dollars ($50,000) shall be amortized over a five (5) year period from the date of installation as "Capital Improvement Amortization" as provided in Section 4.3.2 herein and treated as a "Capital Improvement". To the extent any such cost relating to Hazardous Materials is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties, or other action, Tenant shall be entitled to proportionate reimbursement to the extent it has paid its share of such cost to which such recovery or reimbursement relates (regardless of whether such costs were paid as Operating Expenses or as a Capital Improvement). Nothing contained herein shall be construed to modify Tenant's obligation to make full payment for Hazardous Materials or compliance with laws pertaining to Hazardous Materials if the cost of compliance or other responsibility for such Hazardous Materials is made the responsibility of Tenant pursuant to any other provision of this Lease or applicable law.

      30.2 Definition. As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States government. The term "Hazardous Materials" includes, without limitation, any material or substance which is: (i) defined as a "hazardous waste," "extremely hazardous waste," or "restricted hazardous waste" under Section 25115, or 25117 or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law); or (ii) defined as a "hazardous substance," under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act); (iii) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory); (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances); (v) petroleum; (vi) asbestos;
(vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 30; (viii) designated as a "hazardous substance" pursuant to
Section 311 of the Federal Water Pollution Control Act, 33 U.S.C. 1317; (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903); or (x) defined as "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601).


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


      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first written above.


LANDLORD                                        TENANT

CEDARS-SINAI MEDICAL CENTER                     ARBIOS TECHNOLOGIES, INC.


By:  /s/ Daniel M.  Oshiro                      By:  /s/ Kristin P.  Demetriou
     ---------------------------                     ---------------------------
Its:  Vice President                            Its:  Secretary
      for Research Administration




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